Exhibit 10.23

[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

CONFIDENTIAL

LICENSE AND SUPPLY AGREEMENT

This License and Supply Agreement (this “Agreement”), dated as of December 20th, 2017 (“Effective Date”), is made by and between Celsee, Inc. (“Celsee”), a Delaware corporation having a business address at 46701 Commerce Center Dr., Plymouth, MI 48170, USA, and Zomedica Pharmaceuticals Corp. (“Zomedica”), a Canadian corporation having a business address at 1250, 639 – 5th Avenue SW, Calgary, Alberta, T2P 0M9 Canada. Each of Celsee and Zomedica may be referred to herein as a “Party” or together as “Parties”.

WHEREAS:

A.	Celsee has proprietary microfluid technology for processing samples and isolating circulating tumour cells (“CTCs”) for Oncology/Immuno-Oncology life science and clinical research applications including for diagnostic purposes and develops, manufactures, and markets innovative, integrated microfluidic systems for same.

B.	Zomedica is a veterinary pharmaceutical and health care solutions company creating innovative products for companion animals (canine, feline and equine) including veterinary-approved drugs, novel drug-delivery technologies, diagnostics, and which has expertise and know-how in developing products for applications in the veterinary field.

C.	Pursuant to the Collaborative Research Agreement of January 3, 2017, the Term Sheet negotiated by the Parties and the Mutual Non-disclosure Agreement of February 5, 2016, the Parties wish to enter into this Agreement to develop consumable CTC assay materials for detection of companion animal cancers from blood with such consumables consisting of at least the Celsee Immunochemistry Consumable Package (without antibodies) and which may also include Zomedica antibody sets and/or biomarkers (inclusive of antibodies, the “CTC Consumable Package”).

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth in this Agreement, the consideration given, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Definitions

The following terms and their correlatives have the following meanings:

1.1              “Affiliate” means any corporation or other entity which directly or indirectly controls, is controlled by or is under common control with a Party, for so long as such control exists. For the purposes of this Section 1.1 (“Affiliate”), “control” shall mean: (i) in the case of

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

any corporate entity, direct or indirect ownership of more than fifty percent (50%) of the stock having the right to vote for the election of directors thereof or (ii) in the case of any non-corporate entity, direct or indirect ownership of more than fifty percent (50%) of the equity or income interest therein.

1.2              “Agreement” has the meaning set forth in the Preamble and includes this Agreement and any schedules, appendices and development plan(s).

1.3              “Arbitrator” has the meaning set forth in Section 15.4.

1.4              “Background Intellectual Property” means the Intellectual Property created or Controlled by a Party prior to the Effective Date of this Agreement.

1.5              “Bankruptcy Laws” has the meaning set forth in Section 13.3(b)(i).

1.6              “BIA” has the meaning set forth in Section 13.3(b)(i).

1.7              “Business Day” means any day that is not a Saturday, Sunday, or statutory holiday in the state of Michigan.

1.8              “Calendar Quarter” means a quarter of the year, the first Calendar Quarter ending March 31 of each year, the second on June 30 of each year, the third on September 30 of each year and the fourth on December 31 of each year.

1.9              “Calendar Year” means the calendar year, commencing at the beginning of the first Calendar Quarter and ending the end of the fourth Calendar Quarter.

1.10          “Celsee Controlled Patent Right” means a Patent Right that is Controlled by Celsee.

1.11          “Celsee Controlled Technology” means Technology Controlled by Celsee including Celsee Owned Intellectual Property, and Celsee Controlled Patent Rights.

1.12          “Celsee Core Technology” means the Celsee CTC Platform Technology, collectively with the Celsee Immunochemistry Consumable Package.

1.13          “Celsee’s CTC Platform Technology” means Celsee’s proprietary instruments (e.g., [*]) and software and Technology related thereto.

1.14          “Celsee Immunochemistry Consumable Package” means the package of proprietary immunochemistry consumables that Celsee has previously developed for use with the Celsee CTC Platform Technology.

1.15          “Celsee Field” means all fields of use other than the Zomedica Field, including all human health and human diagnostic applications, veterinary research, and veterinary clinical diagnostics other than cancer.

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1.16          “Celsee Indemnitees” has the meaning set forth in Section 12.2.

1.17          “Celsee Owned Intellectual Property” is the Intellectual Property owned by Celsee as set out in Section 8.2.

1.18          “Celsee Parties” has the meaning set forth in Section 12.1(a).

1.19          “CCAA” has the meaning set forth in Section 13.3(b)(i).

1.20          “Change of Control” means, with respect to a Party, (a) a merger, reorganization, or consolidation of a Party with or into any Third Party, or any other corporate reorganization involving such a Third Party, that results in those persons or entities that are stockholders of a Party immediately prior such merger, reorganization, or consolidation owning less than fifty percent (50%) of the surviving entity’s voting power immediately after such merger, reorganization, or consolidation, (b) a change in the legal or beneficial ownership of fifty percent (50%) or more of the combined voting power of the outstanding securities of a Party (whether in a single transaction or series of related transactions), where immediately after giving effect to such change, the legal or beneficial owner of more than fifty percent (50%) of the voting securities of a Party is a Third Party or (c) the sale, transfer, lease, license or other disposition to a Third Party of all or substantially all of a Party’s business or assets to which this Agreement relates in one or a series of related transactions; provided that a “Change of Control” shall not include any Change of Control required by a government or the requirements of applicable Law or a transaction or series of transactions undertaken principally undertaken for bona fide equity financing purposes.

1.21          “Clinical Validation” means the successful testing by Zomedica with at least one veterinary cancer type of the customized CTC Consumable Package and Celsee Platform Technology for use in the Zomedica Field, across a sample of sufficient size and rigor to support the diagnostic sensitivity and specificity of the product for marketing purposes as determined by Zomedica in its sole discretion.

1.22          “Collaboration Product” means a veterinary clinical cancer diagnostic product developed pursuant to the Development Plan or this Agreement including CTC Consumable Package(s) and Celsee’s CTC Platform Technology modified or adapted for veterinary cancer diagnostics.

1.23          “Commercially Reasonable Efforts” of a Party means, with respect to an obligation of a Party to accomplish an objective under this Agreement, the efforts and resources comparable to those undertaken by a veterinary pharmaceutical company of comparable size and resources in the case of Zomedica or a biopharmaceutical or biotechnology company of comparable size and resources in the case of Celsee relating to the research, development or commercialization of a similar product owned by such company, or to which such company has exclusive rights, with comparable market potential and is at a similar stage in its lifecycle. For this purpose, all relevant factors, as measured by the facts and circumstances at the time such efforts are due, shall be taken into account, including, as applicable and without limitation, stage of development; efficacy and safety relative to competitive products in the marketplace; actual or anticipated Regulatory Approval; labeling; the nature and extent of market exclusivity (including patent coverage, proprietary position and regulatory exclusivity), product pricing and reimbursement; and the cost and time required for and likelihood of obtaining Regulatory Approval and commercializing a product.

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1.24          “Confidential Information” has the meaning set forth in Section 9.1 (Confidentiality; Exceptions).

1.25          “Contract Interest Rate” means the lesser of:

(a)                the Wall Street Journal prime rate of interest ; and

(b)               the maximum rate permitted by Michigan Law.

1.26          “Control” means, with respect to any Information, Patent Right or other intellectual property right, the possession (whether by ownership or license) by a Party or its Affiliate of the conditional or unconditional ability to grant to the other Party access, ownership, a license or a sublicense as required herein (including without limitation pursuant to a power of attorney) to such Information, Patent Right, or other intellectual property right without violating the terms of any agreement or other arrangement with any Third Party in existence as of the Effective Date. In the case that the ability to grant is conditional (as with certain sublicenses), Control will require that the other Party be able to and agrees to satisfy such condition(s).

1.27          “Covers” or “Covering”, with reference to a Patent Right, means that the making, using, selling, offering for sale or importing of a composition of matter, process or other material or practice of a claimed method would, but for ownership of or a license under such Patent Right, comprise an infringement (including contributory or inducement) of a Valid Claim (or, if such Valid Claim has not issued, if such Valid Claim were to issue), within such Patent Right in the country in which such activity occurs.

1.28          “CTC Consumable Package” means a package of CTC assay consumables for detection of veterinary cancers from blood, with such kits consisting of at least the Celsee Immunochemistry Consumable Package (with reagents optimized for veterinary use and without antibodies), and which may also include Zomedica antibody sets and/or biomarkers and designed to run on Celsee’s CTC Platform Technology as modified for the veterinary cancer diagnostics market.

1.29          “Companion Animal” as used herein means canines (dog), felines (cat) and equines (horses).

1.30          “Cost of Manufacture” means the direct (materials, labor, freight, quality testing) and indirect (production facility costs such as utilities, and equipment depreciation) costs without mark up incurred by Celsee in manufacturing the Celsee Immunochemistry Consumable Package.

1.31          “Development” or “Develop” means non-clinical and clinical development activities pertaining to a Collaboration Product, including, but not limited to, antibody identification and testing, protocol optimization, software optimization, process and manufacturing development, quality assurance and quality control development, statistical analysis, and clinical studies.

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1.32          “Development Plan Budget” has the meaning set forth in Section 2.1.

1.33          “Development Plan” means the written plan for Developing and validating Collaboration Products, as set forth in the Development Plan Schedule, Schedule A, attached hereto, and which may be amended from time to time in accordance with the terms of this Agreement.

1.34          “Dispute” has the meaning set forth in Section 14.1.

1.35          “Dollars” means U.S. Dollars, and “$” shall be interpreted accordingly.

1.36          “Effective Date” has the meaning set forth in the Preamble.

1.37          “Force Majeure” has the meaning set forth in Section 15.7 (Force Majeure).

1.38          “Indemnified Party” has the meaning set forth in Section 12.3.

1.39          “Indemnifying Party” has the meaning set forth in Section 12.3.

1.40          “Indemnify” has the meaning set forth in Section 12.1.

1.41          “Information” means all information not generally known to the public, including tangible and intangible techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, conclusions, skill, experience, test data and results (including pharmacological, toxicological, manufacturing, and clinical test data and results), analytical and quality control data, results or descriptions, software and algorithms, including works of authorship and copyrights.

1.42          “Insolvency Event” has the meaning set forth in Section 13.3(a).

1.43          “Insolvent Party” has the meaning set forth in Section 13.3(b)(iii).

1.44          “Intellectual Property” means Patent Rights, trade secrets, copyrights (and associated moral rights), trade-marks (and associated goodwill), industrial designs, domain names, Know-How and other forms of proprietary or industrial rights pertaining to inventions, original works and other forms of intellectual property.

1.45          “Know-How” means all techniques, technical information, technology practices, research tools and platforms, trade secrets, inventions (whether patentable or not), methods, processes of manufacture, methods for isolation of CTCs, data and results (including pharmacological, toxicological and preclinical and clinical test data and results), analytical and quality control data, software including in source code or object code form) and algorithms now or hereafter Controlled by the Parties.

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1.46          “Law” means, individually and collectively, any and all applicable laws, statutes, regulations, treaties, judgments, decrees, ordinances, rules, rulings, directives, and administrative circulars, (and whether or not having the force of law) all applicable consents, approvals, by-laws, permits, authorizations, guidelines, orders and policies of any kind whatsoever of any governmental authority or Regulatory Authority within the applicable jurisdiction.

1.47          “Losses” has the meaning set forth Section 12.1.

1.48          “Materials” means any tangible instrument, property, chemical or biological material.

1.49          “Party” and “Parties” has the meaning set forth in the Preamble.

1.50          “Patent Right” means any and all rights in patents which are defined as:

(a)                patents;

(b)               pending patent applications, including, all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals and all patents granted thereon;

(c)                all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including, supplementary protection certificates or the equivalent thereof;

(d)               inventor’s certificates;

(e)                any other form of government-issued right substantially similar to any of the foregoing; and

(f)                all U.S. and foreign counterparts of any of the foregoing, collectively, (a) to (f) being “Patents”.

1.51          “Post Term Period” has the meaning in Section 13.5.

1.52          “Prosecution and Maintenance” means, with respect to a Patent Right, the preparing, filing, and prosecuting of patent applications and maintenance of patents, as well as re-examinations, and reissues, with respect to such patents, together with the conduct of interferences and the defense of oppositions with respect to the particular patent application or patent; and “Prosecute and Maintain” have the correlative meaning.

1.53          “Regulatory Approval” means all approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations, and authorizations of any federal, national, multinational, state, provincial or local Regulatory Authority, department, bureau and other governmental entity that are necessary and sufficient for the marketing and sale of a product or associated activities in a country or group of countries in the Territory. Regulatory Approval includes any required pricing and reimbursement approval for the Collaboration Product.

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1.54          “Regulatory Authority” means, with respect to a country, the regulatory authority or regulatory authorities of such country with authority over this Agreement and activities contemplated hereunder including the testing, manufacture, use, storage, importation, promotion, marketing, pricing or sale of a diagnostic product or Collaboration Product in such country.

1.55          “Senior Executives” has the meaning set forth in Section 14.1.

1.56          “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon).

1.57          “Technology” as used herein includes all Intellectual Property and associated Rights, all Information, Confidential Information, Know-How and Materials.

1.58          “Term” has the meaning set forth in Section 13.1.

1.59          “Territory” means the world.

1.60          “Third Party Claim” has the meaning set forth in Section 12.1.

1.61          “Third Party” means any entity other than a Party or an Affiliate of a Party.

1.62          “United States” or “U.S.” means the United States of America, including its territories and possessions, the District of Columbia and Puerto Rico.

1.63          “Valid Claim” means, with respect to a particular country:

(a)                any claim of an issued and unexpired Patent Rights in such country that:

(i)                 has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal; and

(ii)               has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; or

(iii)             a claim of a pending patent application where such claim has been pending for a period of ten (10) years or less.

1.64          “VAT” means the goods and services tax and the harmonized sales tax or other value added tax imposed by Applicable Laws.

1.65          “Zomedica” shall have the meaning set forth in the Preamble.

1.66          “Zomedica Field” means all veterinary cancer diagnostic applications, including but not limited to Companion Animals.

1.67          “Zomedica Owned Intellectual Property” means Intellectual Property owned by Zomedica as noted in Section 8.

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1.68          “Zomedica Indemnitees” has the meaning set forth in Section 12.1.

1.69          “Zomedica Parties” has the meaning set forth in Section 12.2(a).

1.70          “Schedules” The following schedules are (or will be once agreed to between the Parties) attached to and form part of this Agreement:

Schedule A – Development Plan and Budget

Schedule B – Celsee Patent Rights

Schedule C – Compliance Schedule/Code of Conduct

Schedule D – Customer Service Agreement

Schedule E – Quality Control

Schedule F – Private Placement And Registration Rights Rider

1.71          Construction.

(a)                The definitions of the terms herein apply equally to the singular and plural forms of the terms defined.

(b)               Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms.

(c)                The words “include”, “includes” and “including” are deemed to be followed by the phrase “without limitation.”

(d)               The word “will” is construed to have the same meaning and effect as the word “shall.”

(e)                Unless the context requires otherwise,

(i)                 any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein),

(ii)               any reference to any Laws herein will be construed as referring to such Laws as from time to time enacted, repealed or amended, any reference herein to any person will be construed to include the person’s permitted successors and assigns,

(iii)             the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

(iv)             all references herein to Articles, Sections or Schedules, unless otherwise specifically provided, will be construed to refer to Articles, Sections or Schedules of this Agreement.

2.	Development Plan

2.1              Development Plan and Development Plan Budget. The Development Plan is attached hereto as Schedule A. The Development Plan sets forth the obligations, milestones, development timing and a detailed budget of the financial commitments of each of the Parties for same (such budget, the “Development Plan Budget”) in connection with the development of Collaboration Products and modifications to the Celsee CTC Platform Technology necessary to run veterinary clinical cancer diagnostic tests using the CTC Consumable Package(s). The Development Plan also sets forth the obligations of each of the Parties in terms of:

[*]

2.2              Development Plan Project Management. The Parties shall each perform the activities allocated to it in accordance with the Development Plan.

(a)                Designation of Representatives. Stephanie Morley of Zomedica and Kalyan Handique of Celsee will be the initial “Project Coordinators” under this Agreement. The Project Coordinators will be responsible for day-to-day communications between the Parties regarding the subject matter of this Agreement. Either Party may change its Project Coordinator at any time and from time to time by giving the other Party written notice.

(b)               Responsibilities of Project Coordinators. Each Project Coordinator will be responsible for: (a) monitoring the schedules and progress of work under the Development Plan and this Agreement; (b) receiving and submitting requests for information and/or assistance; (c) determining whether a request he or she receives for information and/or assistance from the other Project Coordinator is necessary for the other Parties to complete a specific project; (d) supervising and recording the exchange of confidential information.

(c)                Meetings. The Project Coordinators will meet as necessary (but at least bi-monthly) to discuss the progress of the development effort and, if applicable, to exchange information regarding the Development Plan.

2.3              Changes to Development Plan. If the parties mutually determine that the development undertaking contemplated by the Development Plan is not technically or commercially feasible, the Development Plan may be subject to change based on scientific, technology or marketing considerations. In such event, the Parties agree to negotiate in good faith and in a reasonable manner to reach agreement on any such changes. Any material changes to the Development Plan must be agreed to by both Parties. If the Parties are unable to agree on changes to the Development Plan, the matter shall be resolved in accordance with Dispute Resolution set forth in Section 15.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

2.4              Diligence. Each Party shall use Commercially Reasonable Efforts to perform (itself or through its Affiliates or by permitted subcontracting) its respective obligations under the Development Plan, and shall reasonably cooperate with and provide reasonable support (at the other Party’s expense) to the other Party in such other Party’s performance of its responsibilities under the Development Plan. The Parties acknowledge and agree, however, that no outcome or success is or can be assured and that failure to achieve desired results do not in and of itself constitute a breach or default of any obligation in this Agreement.

2.5              Personnel. Each Party agrees that it shall assign qualified employees, consultants, and subcontractors to perform the research and development tasks that have been assigned to it under the Development Plan. Each Party shall cause all (i) employees to be subject to confidentiality and proprietary invention agreements or policies at least as restrictive as the terms set forth in this Agreement and (ii) all non-employee persons and entities performing work under this Agreement or the Development Plan on such Party’s behalf to execute a confidentiality and proprietary rights agreement in a form that is consistent with the agreements in effect between the Parties. All such research and development work to be performed by a Party shall take place at said Party’s principal place of business or at such other location as said Party deems advisable. Each Party will be responsible for any compensation or payment to its employees, contractors or agents in connection with the invention of any Patent Right or other Intellectual Property. In performing their activities hereunder, each Party shall comply with the Compliance Schedule/Code of Conduct attached as Schedule C and incorporated by reference herein.

2.6              Equipment. Except as expressly stated in the Development Plan, each Party shall be responsible for obtaining all laboratory and production equipment, computers, software, machinery, and supplies that it shall require to perform its tasks under the Development Plan. All equipment or instruments will be owned, and title will be retained, by the Party who provided such equipment or instruments in connection with the Development Plan.

2.7              Reporting. The Parties agree that they shall use Commercially Reasonable Efforts to inform each other as soon as possible of events that may materially affect the timetable for completion of assigned tasks under the Development Plan. When a Party anticipates a delay, said Party will inform the other Parties by telephone, facsimile, or electronic transmission of the reasons, the milestones affected and the proposed new dates.

2.8              Exclusivity. During the Term or in the event this Agreement is terminated by Zomedica as a result of an uncured material breach by Celsee pursuant to Section 13.2(a)(i) for a period of [*] thereafter, Celsee and its Affiliates shall not, directly or indirectly, without the prior written consent of Zomedica:

(a)                conduct or continue any research or development of any new or existing products for use in Zomedica’s Field, alone or in collaboration with or for the benefit of any

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(b)               Third Party (including any governmental agency) for the purposes of commercialization, use, manufacture or distribution of Celsee Immunochemistry Consumable Packages in the Zomedica Field; provided however that this prohibition shall not apply solely to research in the Zomedica Field conducted pursuant to funding received from government grants;

(c)                except pursuant to the Development Plan, Develop or commercialize any product in the Zomedica Field, alone or in collaboration with or for the benefit of any Third Party (including any governmental agency);

(d)               collaborate with, license, enable or otherwise authorize or grant rights to any Third Party to use, develop, commercialize or manufacture products in the Zomedica Field, other than Third Party subcontractors to the extent permitted under Section 2.9, or enter into any agreement, amendment to an existing agreement or option to do any of the same; or

(e)                grant any right to any Third Party in the Zomedica Field that would impair or conflict in any way with any of the rights granted to Zomedica under this Agreement; and

(f)                notwithstanding any of the foregoing and for clarity, subject to Section 9.1(b) and Section 9.2, Celsee, its Affiliates, and all other non-profit academic research institutions with whom it may contract from time to time, shall not be restricted from conducting any non-clinical Development activities for non-commercial purposes or for profit research with contract research organizations for the sole purpose to develop and commercialize products outside the Zomedica Field, including veterinary research, veterinary clinical diagnostics for indications other than cancer, and human clinical research.

2.9              Permitted Subcontracting.

(a)                Each Party may subcontract any of its activities to be performed under the Development Plan to a Third Party or to an Affiliate of the Party, provided that any such Third Party or Affiliate shall have entered into a written agreement with such Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information, Materials and Information of the other Party at least to the same extent as under this Agreement or, in the case of such Affiliate, such Affiliate is subject to similar obligations of non-use and non-disclosure, and requiring such Third Party or Affiliate, as applicable, and its employees, contractors and agents to grant such Party Control in and to any Patent Rights, Information and Materials created, conceived or reduced to practice in connection with the performance of any such subcontracted activities.

(b)               Each Party shall remain responsible and liable for the performance by its Affiliates and subcontractors of its obligations hereunder, and shall cause its Affiliates and subcontractors to comply with the provisions of this Agreement, including, causing such Third Parties to make any and all assignments of intellectual property rights generated in carrying out a Party’s obligation in accordance with the terms of this Agreement.

2.10          Records. Each Party shall maintain, or cause to be maintained, records of its activities under the Development Plan in sufficient detail and in good scientific manner appropriate for scientific, patent and regulatory purposes, which shall properly reflect all work included in the Development Plan consistent with its internal procedures and policies.

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2.11          Materials. Each Party may furnish to the other Party, as reasonably required, samples of Materials. The Party receiving any Materials shall not distribute or otherwise allow the release of Materials to any Third Party, except for subcontracting, in each case as permitted hereunder. All Materials delivered to the receiving Party are provided “AS IS”, shall be used in compliance with all Laws, shall be used solely for the purposes of carrying out the Development Plan and for no other purpose and shall be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known. In regard to the transfer of any Material between the Parties, unless specifically stated otherwise by the transferor as a condition to a voluntary transfer, such transfer of Material will not be a transfer of ownership to the transferee of the physical sample being transferred. Such transfer will not exhaust intellectual property rights attached to such Material.

3.	Regulatory Matters

3.1              Zomedica shall:

(a)                be responsible at Zomedica’s expense for all Clinical Validations, regulatory interactions and commercialization activities (including sale and use of Celsee CTC Platform Technology and CTC Consumable Package(s)) with respect to the Collaboration Product(s) in the Zomedica Field in the United States and other countries in the Territory as may be required, including establishing and maintaining the global safety database of adverse events and relevant safety information in the Field for the Collaboration Product(s), communications and meetings with Regulatory Authorities, seeking and obtaining any necessary Regulatory Approvals (including pricing approvals); and

(b)               own all regulatory filings relating to Collaboration Product(s).

(c)                share the data from Clinical Validations with Celsee for Celsee’s internal use only. Such data shall be considered proprietary Zomedica information, and will be subject to any and all confidentiality obligations governing use of confidential information by the parties.

3.2              Celsee shall:

(a)                provide Zomedica with all necessary documents and information regarding Celsee products, Celsee Immunochemistry Consumable Package(s), Celsee Platform Technology and such other documents and information reasonably requested by Zomedica and will provide reasonable assistance in completing Clinical Validation processes and obtaining any necessary regulatory approvals, including by maintaining a consistent or ‘locked’ design for the Collaboration Products during the validation process(es);

(b)               shall comply with all Laws regarding same including all GMP and GCP requirements and maintain any Regulatory Approvals (including any site licenses) in good standing so as to enable it to perform its obligations under this Agreement including but not limited to the manufacture of the Collaboration Products and Celsee Platform Technology.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

4.	Manufacturing and Supply

4.1              Branding: The Collaboration Product will display branding determined by Zomedica for the veterinary diagnostics market. To the extent possible and as allowed by applicable Laws, Celsee’s brand will also be displayed on the Collaboration Product components.

4.2              Manufacturing and Product Supply:

(a)                During the Term, Celsee shall exclusively supply (and Zomedica will purchase exclusively from Celsee) the Collaboration Products for resale to customers of Zomedica solely for use in the Zomedica Field.

(b)               Zomedica shall issue to Celsee from time to time, purchase orders which shall confirm the quantity and shipping arrangement for the Collaboration Products. This Agreement shall contain all terms and conditions regarding the sale of Collaboration Products and any terms in Zomedica’s purchase orders which are inconsistent with the terms of this Agreement shall be of no force and effect. Delivery Dates for the Collaboration Products will be [*] and for the CTC Consumable Package will be [*] after the purchase order is delivered to Celsee. Zomedica shall be responsible for supply of the antibody cocktail or biomarkers, if any, for inclusion in the CTC Consumable Package used in the Collaboration Products at no cost to Celsee. Zomedica shall be responsible for sales of Collaboration Products to customers, for invoicing customers and for collecting receivables related to Collaboration Products in a timely fashion. All undisputed invoices for Collaboration Products shall be provided by Celsee to Zomedica following product shipment and shall be due and payable in full within [*] of the date the invoice is received.

(c)                Celsee will manufacture and supply the Collaboration Products at agreed upon supply prices as noted in Section 7.4 to Zomedica, which shall be subject to adjustment as provided in this Agreement. All Collaboration Products shall be manufactured in accordance with Applicable Laws including cGMP and meet all specifications for the Collaboration Products.

(d)               Within 30 days of the effective date and [*] prior to the commencement of each calendar quarter during the Term and the Post Term Period, Zomedica shall provide a rolling 12 month forecast of its supply requirements for Collaboration Products (the “Forecast”) and shall be obligated to purchase the forecasted amounts of the Celsee Platform equipment and CTC Consumable Package for the most recent [*] of the Forecast (such three months being referred to as the “Binding Forecast”). Celsee shall at all times maintain sufficient capacity to meet all supply requirements of Zomedica and its customers for the Collaboration Products based on Binding Forecast. Celsee shall not be obligated to supply the Collaboration Products, CTC Platform or CTC Consumable Packages in excess of [*] of Binding Forecast amounts, but will use Commercially Reasonable Efforts to meet any such additional supply requirements. Celsee shall promptly notify Zomedica in writing if at any time Celsee has reason to believe (i) that it will not be able to fill a purchase order in accordance with the delivery schedule specified therein and pursuant to the terms of this Agreement or (ii) supply Collaboration Products, the Celsee Platform equipment or CTC Consumable Package in satisfaction of the most recent Binding Forecast which notice in either event shall provide Zomedica with information on the extent of the expected shortfall. Upon receipt of such notice, the Parties shall immediately meet and work together in good faith to identify an appropriate resolution to the supply shortfall.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

(e)                Zomedica shall have [*] business days from receipt of each delivery of Collaboration Products to inspect the delivery for a shortfall, and to inspect the Collaboration Products packaging for visible defects. Zomedica may notify Celsee of a shortfall, or reject visibly defective Collaboration Products, within [*] days of such inspection. Upon notice to Celsee of a shortfall or defect, Celsee shall deliver the shortfall amount as soon as commercially possible. Zomedica may request expedited (e.g., overnight) shipment of such shortfall delivery and Celsee shall be responsible for the cost of such expedited shipment.

(f)                Celsee shall package the Collaboration Products in containers suitable to ensure that the Collaboration Products will not be damaged in the ordinary course of delivery. Shipment shall be made EXW Celsee’s dock. Celsee shall arrange for the shipment of the Collaboration Products to Zomedica in accordance with Zomedica’s instructions (e.g., use of Zomedica’s freight account, insurance, etc.), and Zomedica shall pay the cost of shipping as reflected in the corresponding Collaboration Products invoice. Celsee will perform, at Celsee’s expense, quality control testing on all Collaboration Products in accordance with normal industry standards, as detailed in Schedule E. Contemporaneous with each shipment of Collaboration Products hereunder, Supplier will provide Company with a Certificate of Analysis with respect to such Collaboration Product confirming that the Collaboration Products have undergone quality control testing.

(g)               Celsee shall promptly notify Zomedica of any anticipated changes to the Collaboration Products or any components thereof, and shall also notify Zomedica of proposed changes to the Quality Control processes documented in Schedule E. The Parties shall use commercially reasonable efforts to accommodate and integrate any necessary changes, with the goal of minimizing the commercial impact on the Collaboration Products.

5.	Marketing, Customer and Product Support

5.1              Zomedica will be solely responsible for marketing the Collaboration Products in the Zomedica Field.

5.2              Zomedica will be responsible for warehousing of the Collaboration Products inventory, and for sales of and shipping of such products to end customers. The Parties understand and agree that, Celsee’s warehouse will be available for inventory until [*] following the transfer by Celsee to an automated manufacturing process.

5.3              Once a product is sold to a customer, Zomedica will be responsible for providing training and first-tier customer support. Celsee will provide training to necessary Zomedica employees, as well as materials to be used in providing training for Zomedica customers. Any Collaboration Product or software-related support in the United States will be provided by Celsee without charge, with the parties’ specific support responsibilities as enumerated in Schedule D. Celsee will provide necessary training at an agreed rate to Zomedica distributors outside the United States.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

5.4              Warranty and Limitations.

(a)                Limited Warranty. Celsee shall be responsible for all warranty work, refunds and repairs with respect to the CTC Platform and shall be entitled to retain all revenues from extended warranty or service contracts in the United States between Celsee and any customers of Zomedica. Celsee warrants all instruments and Collaboration Products will be free from defects in materials or workmanship under normal use for a period of [*] from shipment to Zomedica and all consumables will be free from defects in materials or workmanship under normal use and proper storage conditions for [*] from shipment to Zomedica or the stated Celsee shelf life for consumables. The warranty shall not apply to any defects directly attributable to antibody sets or biomarkers provided by Zomedica. In addition, the warranty shall not apply to any Collaboration Product used for a purpose or in a manner for which it was not intended, which is not used in accordance with instructions for use, which is altered in any way, or which is subject to misuse, negligence, accident or neglect. Celsee’s obligation with respect to this warranty is limited to the replacement of defective Collaboration Products after inspection and verification of such defects. Zomedica will responsible to the customer for any warranty beyond the warranty provided herein.

(b)               Celsee’s warranty obligations under this Section 5.4 are subject to Zomedica’s compliance with the following procedures:

(i)                 The Products are sold by Zomedica in the Zomedica Field.

(ii)               Upon identification of a defect covered under Celsee’s warranty, Zomedica will notify Celsee of the product SKU and lot number of the allegedly defective Collaboration Product with a description of the problem or defect.

(iii)             Celsee shall notify Zomedica if the allegedly defective Collaboration Product should be returned and, if so, will issue a Celsee return merchandise authorization (RMA) number with respect to the claim.

(iv)             Any items returned to Celsee under warranty pursuant to an RMA are to be sent freight prepaid. In the event that Celsee determines that the Collaboration Product need not be returned, the Collaboration Product shall be destroyed by Zomedica or the customer.

(v)               Celsee shall provide replacement of the returned Collaboration Products that are determined to be defective, in Celsee’s sole discretion, at no charge to Customer.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

5.5              Additional extended warranties in United States can be purchased from Celsee at [*] per instrument per year. Extended warranties outside the United States will be the responsibilities of Zomedica or its distributors, with any necessary training to be provided by Celsee. Zomedica shall be responsible for any warranties given to its customers beyond those in Section 5.4. All customer warranties shall contain customary limitations of liability and damage limitations protecting both Zomedica and Celsee.

5.6              Replacement parts for warranty work performed outside of the U.S. will be provided by Celsee, with the requirement that any defective parts shall be returned to Celsee as part of the warranty/repair process.

6.	License Grants

6.1              During the Term and the Post Term Period of the Agreement, each Party grants to the other a non-exclusive license for the Territory in their respective Intellectual Property to the extent necessary to perform their respective obligations under the Development Plan and to develop and manufacture Collaboration Product(s) and for no other purposes.

6.2              During the Term of this Agreement, Celsee herein grants Zomedica an exclusive (other than during the Post Term Period detailed in Section 13.5 or as otherwise expressly set forth herein) license in the Territory (even as to Celsee) to all Celsee Controlled Technology related to the Collaboration Product(s), including the Celsee CTC Platform Technology and CTC Consumable Package(s), to commercialize, Develop or otherwise exploit, market, sell and distribute of same solely in connection with the Collaboration Products in the Zomedica Field for veterinary cancer clinical diagnostics. For clarity, any other field of use or applications other than cancer (veterinary or human), veterinary research or human clinical research is excluded from this license.

7.	Payments

7.1              Execution and Milestone Payments.

(a)                Within [*] business days of execution of the Agreement, Zomedica shall make payments to Celsee as follows:

(i)                 A lump-sum one-time cash payment of $250,000 in consideration of Celsee’s efforts toward [*]

(ii)               A second lump-sum one-time cash payment of $250,000 to assist Celsee in [*]

(iii)             A lump-sum one-time payment of $250,000, with such payment to be in the form of common shares in Zomedica. The number of common shares to be issued to Celsee shall be determined by the following formula: number of common shares = $250,000/volume-weighted average price of Zomedica stock over the previous 10 days. This price shall be measured on the NYSE American exchange.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

(b)               In addition, Zomedica will pay to Celsee the following amounts upon achievement of the following milestones:

(i)                 Upon completion of product development [*] as determined by Zomedica in its sole discretion, Zomedica will (x) make a one-time payment of $250,000 to Celsee, with such payment to be in the form of common shares in Zomedica. The number of common shares to be issued will be determined in accordance with the formula in Section 8.1(a)(iii) above and (y) make an additional one-time payment of $250,000 in cash to Celsee. The payments hereunder shall be made within [*] days of the date of completion of the payment milestone.

(ii)               Upon successful completion of the transfer by Celsee to a streamlined manufacturing process [*] for the Collaboration Product as determined by Zomedica in its sole discretion, Zomedica will (x) make a one time payment of $250,000 to Celsee, with such payment to be in the form of common shares in Zomedica. The number of common shares to be issued will be determined in accordance with the formula in Section 8.1(a)(iii) above and (y) an additional one time payment of $250,000 in cash to Celsee upon achievement of this milestone. The payments hereunder shall be made within ten (10) days of the date of completion of the payment milestone.

7.2              Registration of Securities.

(a)                The securities to be issued in the agreement have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Notwithstanding the foregoing, the Company shall file a registration statement to register securities from this agreement for resale in the United States, including the shares of common stock issuable upon achievement of certain milestones, in the time and manner as set forth in Schedule F attached hereto and incorporated herein by this reference and perform certain other covenants as set forth in such Schedule F.

7.3              Change of Control.

(a)                In the event of Zomedica Change of Control or the acquisition, sale or other assignment of all or substantially all of the Zomedica business to which the Agreement relates, all achieved milestones and other payments and stock issuance payable under this Section 7.1 which have not yet been paid shall become immediately due upon the closing of such transaction. For the avoidance of doubt, any milestones not yet achieved as of the Change of Control will be paid if and only if such milestones are met in accordance with the terms of this Agreement, provided, (i) the surviving entity in the Change of Control assumes all obligations of Zomedica under this Agreement and (ii) if Zomedica no longer exists as a public traded company following such Change of Control, all payments otherwise payable in the form of Zomedica common stock shall instead be paid to Celsee in U.S. dollars.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

7.4              Payments for Supply

(a)                Supply Prices (all figures subject to adjustments, if any, as defined in the Agreement)

(i)                 Celsee CTC Platform Technology shall be supplied to Zomedica at a [*] markup over Celsee’s Cost to Manufacture.

(ii)               Celsee Immunochemistry Consumable Packages shall be supplied to Zomedica according to the following schedule:

(A)             Beginning on the date of execution of the Agreement, all Celsee Immunochemistry Consumable Packages shall be supplied at a per-package price equating to a [*] markup per test over Celsee’s Cost to Manufacture;

(B)              Beginning in the first quarter after Celsee has established a Cost to Manufacture for the Celsee Immunochemistry Package equating to [*] per test or below, according to the accounting to be provided in Section 8.2(a), all Celsee Immunochemistry Consumable Packages shall be supplied at a per-package price equating to a [*] markup per test over Celsee’s Cost to Manufacture;

(C)              Beginning in the first quarter after Celsee has established a Cost to Manufacture of [*] per test or below according to the accounting to be provided in Section 8.2(a), all Celsee Immunochemistry Consumable Package shall be supplied at a per-package price equating to a [*] markup per test over Celsee’s Cost to Manufacture.

(D)             Cost of Manufacture. Celsee shall provide an accounting of its Cost to Manufacture for the CTC Platform Technology and Celsee Immunochemistry Consumable Package at the beginning of each Calendar Quarter, which accounting shall be used in the calculation of the supply pricing for that quarter. Such accounting shall be adjusted to reflect actual Cost to Manufacture at the end of each calendar quarter for purposes of Collaboration Product pricing for the next succeeding quarter.

Records and Audits. Celsee shall keep (and shall cause its Affiliates and sublicensees and subcontractors to keep) complete and accurate books and records of accounting pertaining to the amounts due and payable and or any applicable costs and expenses hereunder, including the Cost of Manufacture in sufficient detail to permit Zomedica to confirm accuracy of all payments due hereunder. For the seven (7) years following the later of (a) the termination of this Agreement in accordance with its terms and (b) the completion of the Development Plan, such books and records of accounting shall be kept at each of their principal place of business and no more than once per Calendar Year (unless Zomedica is required to respond to or by a Government

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Authority) will be open for inspection during normal business hours and upon prior written notice by an independent certified accountant selected by Zomedica at Zomedica’s expense, and which is reasonably acceptable to Celsee, for inspecting the Cost of Manufacture and expenditure under the payments made by Zomedica under this Agreement. Such accountant shall have executed and delivered to Celsee, a customary confidentiality agreement as reasonably requested by Celsee. The results of such inspection, if any, will be shared by the accountant with Zomedica and Celsee at either of Celsee’s or Zomedica’s request, and are binding on both Zomedica and Celsee. If errors of 5% or more in Zomedica’s favor are discovered as a result of such audit, Celsee shall reimburse Zomedica for the expense of such audit and pay the deficiency together with interest on past due amounts at the Contract Interest Rate per annum immediately.

7.5              Currency Used and Exchange Rates. All currency amounts in this Agreement are expressed in US Dollars and all payments to be made by Zomedica to Celsee under this Agreement shall be made in US Dollars by wire transfer in immediately available funds to a bank and account designated Celsee herein. When conversion of amounts received by Zomedica in any currency other than Dollars is required, such conversion shall be calculated using the rate of exchange using the following methodology:

(a)                Calculations of sales and costs required by this Agreement will be made in United States Dollars regardless of the countries in which these sales or costs occur. Net Sales or Costs of Manufacture made in currencies other than Dollars will be converted into Dollars using a fixed exchange rate (subject to periodic adjustments as described below).

(b)               Exchange rates for all payments under this Agreement will be fixed as of September 30th for a period of twelve (12) months forward, which is to commence the first business day of the next Calendar Year. The exchange rates will be fixed based on the close price exchange rates published in the Wall Street Journal for September 30th, where “close price” refers to the United States dollar/foreign currency exchange rates as published by the Wall Street Journal for September 30th (or the next business day if rates for September 30th are unavailable) of a given year.

(c)                Exchange rates will reset annually based again on the applicable close price exchange rates. The reset exchange rates shall apply to all payments based on Net Sales after the reset date for the next twelve-month period and in no event shall such reset exchange rates be applicable to payments based on Net Sales in prior periods.

7.6              Taxes.

(a)                Zomedica shall be responsible for collection and remittance of taxes on the sale of Collaboration Products by Zomedica to its customers. Zomedica will make all payments to Celsee under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by Law in effect at the time of payment. The Parties agree to use commercially reasonable efforts to minimize any withholding or similar Tax imposed upon payments payable under this Agreement and to consult in good faith before taking any action that is reasonably expected to result in the application of a withholding or similar Tax imposed upon payments payable under this Agreement.

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(b)               Any Tax required to be withheld on amounts payable under this Agreement will promptly be paid by Zomedica on behalf of Celsee to the appropriate governmental authority, and Zomedica will furnish Celsee with proof of payment of such Tax. Any such Tax required to be withheld will be an expense of and borne by Celsee.

(c)                If Zomedica had a duty to withhold Taxes in connection with any payment it made to Celsee under this Agreement and Zomedica paid such Taxes (the “Assessed Amount”), then Zomedica will notify in writing it paid such Taxes, which notice will be a copy of the assessment and proof of payment including any other relevant documentation. Zomedica may offset the Assessed Amount against the immediately following payments owing to Celsee until such Assessed Amount has been fully satisfied.

(i)                 Zomedica and Celsee will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Zomedica to secure a reduction in the rate of applicable withholding taxes. On the date of execution of this Agreement, Celsee shall provide any tax forms required to be completed for this transaction, including if applicable deliver to Zomedica an accurate and complete Internal Revenue Service Form W-8BEN-E certifying that Celsee is entitled to the applicable benefits under the Income Tax Treaty between Canada and the United States.

(ii)               All payments due to Celsee from Zomedica pursuant to this Agreement shall be paid exclusive of VAT and similar commodity taxes. To support the zero-rating treatment for VAT purposes of any services, intellectual property rights or intangible personal property supplied by Celsee to Zomedica herein.

7.7              Manner of Payment. All payments to be made by a Party to another Party hereunder shall be in U.S. dollars by wire transfer to the relevant bank account detailed below or such other bank account as a Party (as applicable) may designate in writing from time to time during the Term

8.	Intellectual Property

8.1              Publication. Without limitation of Section 9, neither Party shall publish or disclose any data or other Information arising from the Development Plan or related to the Collaboration Projects without scientific review and prior written approval by the other Party, provided that such restrictions shall not apply to the information a Party owns or Controls.

8.2              Ownership of Intellectual Property.

Ownership of Intellectual Property under this agreement shall be determined as follows:

(a)                Each Party shall retain ownership over its Background Intellectual Property.

(b)               All Intellectual Property independently or jointly developed by Celsee or Zomedica that is derived from or was developed using the Celsee Core Technology or that constitutes an improvement to the Celsee Core Technology will be owned by Celsee; provided however that any such Intellectual Property shall be subject to and included in the License granted Zomedica hereunder.

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(c)                All Intellectual Property independently developed by Zomedica on or after the Effective Date, and which is not based on or derived from the Celsee Core Technology and not encompassed in Section 8.2(b) will be the exclusive property and owned by Zomedica.

(d)               Except as set form in (b) and (c) above, any Intellectual property developed independently by either Party subsequent to the Effective Date shall be owned by the Party that created such Intellectual Property.

(e)                Any other Intellectual property jointly developed or invented will be jointly owned by Celsee and Zomedica (“Joint Intellectual Property”). Zomedica shall have fully paid-up, royalty-free, worldwide exclusive rights use any of such Joint Intellectual Property in the Zomedica Field, and Celsee shall have fully paid-up, royalty-free worldwide exclusive rights to use any of such Joint Intellectual Property in the Celsee Field.

8.3              Invention Disclosure.

Each Party shall promptly disclose to the other Party all inventions arising from the Development Plan that it and any of its Affiliates or subcontractors discovers or reduces to practice in performing the activities contemplated in the Development Plan or that relates to a Collaboration Product, its manufacture, use or sale except that nothing herein shall require disclosure of Celsee Core Technology independent of the Collaboration Product.

8.4              Prosecution of Patents.

(a)                Subject to 8.4(b) each Party shall be responsible for the Prosecution and Maintenance and costs of all Patent Rights it owns using counsel chosen by them.

(b)               Consultation. With respect to Celsee Controlled Patent Rights that are licensed to Zomedica, Celsee shall provide Zomedica with copies of all substantive documents relating to the Prosecution and Maintenance of said Patent Rights if desired by Zomedica and provide Zomedica with a reasonable opportunity to provide comments related to the prosecution of such Patent Rights.

8.5              Infringement of Third-Party Patent Rights. The Parties shall use reasonable efforts to avoid infringing or misappropriating any Third Party’s Intellectual Property Rights in conducting any activities under this Agreement. Each Party shall promptly notify the other in the event it becomes aware of any patent rights controlled by a Third Party that may pertain to any such activities of the Parties.

8.6              Enforcement of Intellectual Property Rights.

(a)                Notification. If a Party becomes aware of any infringement, threatened infringement, or alleged infringement of either Party’s Intellectual Property on account of a Third Party’s manufacture, use or sale of a product in the Zomedica Field in the Territory (in each case, a “Product Infringement”), then such Party shall promptly notify the other Party in writing of such Product Infringement, including any evidence in such Party’s possession demonstrating such Product Infringement.

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(b)               Enforcement. During the Term and subject to the remainder of this Section 8.6(b), Zomedica shall have the first right to initiate, prosecute and control legal proceedings against any person or entity engaged in a Product Infringement, at Zomedica’s expense. If Zomedica decides not to bring such legal action, or if Zomedica fails to initiate such legal action, Celsee shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Intellectual Property rights with respect to such Product Infringement in the Territory, at its own expense.

(c)                Cooperation. Each Party shall provide to the Party enforcing any rights under Section 8.6(b) reasonable assistance in such enforcement, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party reasonably and regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts. The non-enforcing Party shall have the right to be represented in any action brought under Section 8.6(b) by counsel of its choice and at its own expense. For clarity, as between the Parties, Celsee shall have the exclusive right to bring and control any legal action in connection with any actual, alleged, or threatened infringement of its Intellectual Property Rights that is not a Product Infringement and is outside the Zomedica Field at its own expense as it reasonably determines appropriate.

(d)               Settlement. Without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, neither Party shall settle any claim, suit or action brought under Section 8.6 involving the Intellectual Property rights of a Party in any manner that (i) admits the invalidity of, or otherwise impairs the other Party’s Intellectual Property or (ii) limits, or would reasonably be expected to limit, the ability of the other Party or its licensees to sell or manufacture Collaboration Products in the Zomedica Field in the Territory or other products outside the Zomedica Field.

(e)                Recoveries. Any recoveries resulting from an action brought by a Party under Section 8.6(b) relating to a claim of Product Infringement of an Intellectual Property right hereunder shall be first applied against payment of each Party’s costs and expenses in connection therewith. Any such recoveries in excess of such costs and expenses (the “Remainder”) will be retained by the enforcing Party.

(f)                Joint Intellectual Property. If a Third Party infringes any Joint Intellectual Property, the Parties shall discuss such infringement and the Parties shall each have the right, but neither Party shall be obligated, to bring an appropriate suit or other action under such Joint Intellectual Property against any Person engaged in such infringement. If both Parties agree to so enforce such Joint Intellectual Property, they shall be jointly responsible for, and share equally, all the costs and expenses of any suit brought by them and shall equally share all recoveries with respect thereto. If one Party elects not to enforce such Joint Intellectual Property against such infringement, then the other Party shall have the right, but not the obligation, to take action to enforce such Joint Intellectual Property against such infringement at its own cost and expense and such other Party may retain all recoveries with respect thereto.

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8.7              Cooperation. Each Party shall reasonably cooperate with the other Party in the Prosecution and Maintenance of the Intellectual Property, including Patent Rights, pursuant to this Agreement. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees, former employees (to the extent reasonably available) and consultants and agents to execute all documents, as reasonable and appropriate, so as to enable the Prosecution and Maintenance or enforcement of any such Patent Rights in any country.

9.	Confidentiality

9.1              Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing or required as a condition of sublicense, the Parties agree that the receiving Party will keep confidential and will not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information furnished to it by the other Party pursuant to this Agreement (collectively, “Confidential Information”). Further, subject to Authorized Disclosures of Section 9.2, each Party shall keep the other Party’s Confidential Information confidential until the information is no longer confidential or an exception below applies. To the extent that Zomedica will be conducting and funding the research pursuant to the Development Plan including the Clinical Validations and Approval, all information generated thereunder shall be the Confidential Information of Zomedica. Notwithstanding the foregoing, Confidential Information will not include any information to the extent that it can be established by written documentation by the receiving Party that such information:

(a)                is obtained or was already known by the receiving Party or its Affiliates as a result of disclosure from a Third Party that the receiving Party neither knew nor should have known was under an obligation of confidentiality to the disclosing Party with respect to such information;

(b)               was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party through no act or omission of the receiving Party or its Affiliates in breach of this Agreement;

(c)                became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party or its Affiliates in breach of this Agreement; or

(d)               is independently discovered or developed by the receiving Party or its Affiliates (without reference to or use of Confidential Information of the disclosing Party) as demonstrated by the receiving Party’s documented evidence prepared contemporaneously with such independent Development or other equally competent evidence.

9.2              Authorized Disclosure. Except as expressly provided otherwise in this Agreement, each Party may use and disclose Confidential Information of the other Party solely as follows:

(a)                Each Party or its Affiliates each may disclose Confidential Information that it has received hereunder to their Affiliates and to those of the personnel and subcontractors of them and their Affiliates who have a need to such information in order to carry out the work under the Development Plan, perform activities under Section 7.4 or allow Zomedica to Develop and commercialize the Collaboration Product(s) and who are themselves under a duty of confidentiality;

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(b)               under appropriate confidentiality provisions substantially equivalent to those in this Agreement: (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, and (ii) to the extent it believes such disclosure is reasonably necessary in conducting the activities contemplated under this Agreement;

(c)                to the extent such disclosure is to a Governmental Authority as reasonably necessary in filing or prosecuting patent applications in accordance with this Agreement, prosecuting or defending litigation in accordance with this Agreement, complying with applicable governmental regulations with respect to performance under this Agreement, filing regulatory filings, obtaining Regulatory Approval or fulfilling post-approval regulatory obligations for a Collaboration Product, or otherwise required by Law, provided, however, that if a Party is required by Law or the rules of any securities exchange or automated quotation system to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, in the case of each of the foregoing, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed;

(d)               to advisors (including to its directors, managers, members, officers, employees, attorneys, accountants, bankers, financial advisors, subcontractors or consultants) or funding agencies (including that of any Government), to potential investors, financers, licensees/licensors, partners, collaborators, and parties involved in any other business transactions, including any mergers and acquisitions, who themselves would be under a duty of confidentiality or as may otherwise be required under applicable Law including any security laws, under appropriate confidentiality provisions or professional standards of confidentiality substantially equivalent to those of this Agreement; or

(e)                to the extent mutually agreed to by the Parties.

9.3              Confidential Treatment of Terms and Conditions. Subject to the exceptions set out in Section 9.2, neither Party shall disclose the terms and conditions of this Agreement except as may be required by Law or as necessary to effect terms of this Agreement.

9.4              Attorney-Client Privilege. Neither Party is waiving, nor will be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges as a result of disclosing information pursuant to this Agreement, or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the receiving Party, regardless of whether the disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties:

(a)                share a common legal and commercial interest in such disclosure that is subject to such privileges and protections;

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(b)               may become joint defendants in proceedings to which the information covered by such protections and privileges relates;

(c)                intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the disclosing Party’s Confidential Information covered by such protections and privileges relates; and

(d)               intend that after the Effective Date both the receiving Party and the disclosing Party will have the right to assert such protections and privileges.

10.	Representations, Warranties and Covenants

10.1          Mutual Representations and Warranties. In addition to the representations and warranties made by a Party elsewhere in this Agreement, each Party hereby represents and warrants to the other Party that:

(a)                it is duly organized and validly existing under the Laws of its jurisdiction of organization and it has full corporate power and authority and has taken all corporate action necessary to enter into and perform this Agreement;

(b)               It has duly executed and delivered this Agreement and this Agreement is a legal and valid and binding obligation upon such Party and enforceable in accordance with its terms subject only to bankruptcy, insolvency, liquidation, reorganization, moratorium and other similar laws generally affecting the enforcement of creditors’ rights and to the fact that equitable remedies, such as specific performance and injunction, are discretionary remedies;

(c)                the execution, delivery and performance of the Agreement by such Party does not (i) conflict with any agreement, instrument or understanding, oral or written, by which it is bound, including its organizational documents (ii) conflict with, violate or constitute a default or require any consent under any contractual obligation or court or administrative order by which such Party is bound or (iii) to its knowledge violate any Law; and the person or persons executing this Agreement on such Party’s behalf have been duly authorized to do so by all requisite corporate action;

(d)               it has sufficient legal right and/or beneficial title or ownership of its respective Intellectual Property (including Controlled Technology) to grant the licenses to the other Party as purported to be granted pursuant to this Agreement;

(e)                there is no action, litigation or other proceeding in progress, pending or, to its knowledge threatened against it which might result in a material adverse change in its financial condition or which would materially adversely affect its ability to perform its obligations under this Agreement.

(f)                All representations and warranties of the Parties will be correct as of the Effective Date and deemed to be continuously given throughout the Term. To the extent a Party becomes aware that any of the representations and warranties are no longer valid as of a date post- the Effective Date, it shall immediately notify the other Party of same.

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10.2          Celsee Representations, Warranties and Covenants. In addition to the representations and warranties made by Celsee above and elsewhere in this Agreement, Celsee hereby represents, warrants, and covenants to Zomedica that:

(a)                As of the Effective Date, it has, or will have during the Term of this Agreement, the full right, power and authority to grant to Zomedica the licenses hereunder granted in this Agreement;

(b)               As of the Effective Date, there is no suit or legal proceeding pending or threatened in writing with respect to the Background Intellectual Property and it is has no actual knowledge or notice of any infringement of Third Party Intellectual Property by it that would arise in conducting the activities contemplated by this Agreement; All Patents that have issued are valid and enforceable.

(c)                As of the Effective Date, Celsee has not entered, and during the Term, will not enter, into any written agreement with a Third Party that conflicts with the rights granted to Zomedica hereunder or Celsee’s ability to fully perform its obligations hereunder;

(d)               Celsee has not entered into any written agreement with a Third Party to conduct research with respect to the Celsee Controlled Technology in the Zomedica Field and Celsee is not collaborating with any Third Parties for the Development of Products in the Zomedica Field;

(e)                Subject to Section 10.2(d), as of the Effective Date, Celsee has not granted any rights to Third Parties to the Celsee Controlled Technology in the Zomedica Field or the Collaboration Product(s);

(f)                Neither Celsee nor any of its Affiliates has been disbarred or is subject to debarment and neither Celsee nor any of its Affiliates shall use in any capacity in connection with the services to be performed under this agreement any person who has been debarred pursuant to Section 306 of the Food Drug and Cosmetic Act (21 U.S.C. 335a) (the “Act”) or who is subject of a conviction described in such section. Celsee agrees to inform Zomedica in writing immediately if any person who is performing services on behalf of Celsee under this Agreement is debarred or is the subject of a conviction described in Section 306 of the Act or if any action, suit, claim, investigation or legal or administrative proceeding or to the knowledge of Celsee is threatened relating to the debarment or conviction of Celsee or any person performing services on behalf of Celsee under this Agreement.

(g)               Schedule B accurately lists all Celsee Controlled Patent Rights as of the Effective Date;

(h)               That its representatives contributing and conducting activities under this Agreement on behalf of Celsee, including with respect to the Development Plan, all have assigned and have a duty to assign their rights and contributions with respect to any Technology or Intellectual Property developed pursuant to this agreement to Celsee and to no other party;

(i)                 That it has or will have the ability to and shall manufacture and supply the Collaboration Product(s), the Celsee Platform Technology and the CTC Consumable Packages in accordance with Laws (subject to Zomedica obtaining required regulatory approvals) and volumes forecasted pursuant to this Agreement and has sufficient contingency plans in place to so manufacture and supply.

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10.3          Disclaimer of Warranties. EXCEPT AS OTHERWISE SET FORTH IN ARTICLE 10 OF THIS AGREEMENT, THE PARTIES EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE PATENT RIGHTS, INFORMATION AND ANY OTHER SUBJECT MATTER RELATING TO THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

11.	Limitations of Liability; Insurance

11.1          Limitations of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, MULTIPLE, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR FOR ANY LOSS OR INJURY TO A PARTY’S PROFITS OR GOODWILL, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE), EVEN IF SUCH PARTY WAS ADVISED OR OTHERWISE AWARE OF THE LIKELIHOOD OF SUCH DAMAGES, EXCEPT WITH RESPECT TO CONSEQUENTIAL DAMAGES (WHICH IN NO EVENT WILL INCLUDE ANY PUNITIVE DAMAGES) AWARDED TO A PARTY THAT THE NON-BREACHING PARTY DEMONSTRATES RESULTED FROM A BREACH OF SECTION 9.1 (CONFIDENTIALITY; EXCEPTIONS), OR SECTION 9.2 (AUTHORIZED DISCLOSURE). NOTHING IN THIS SECTION 11.1 (LIMITATIONS OF LIABILITY) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER ARTICLE 12 (INDEMNIFICATION) WITH RESPECT TO ANY DAMAGES PAID BY THE OTHER PARTY TO A THIRD PARTY IN CONNECTION WITH A THIRD PARTY CLAIM.

11.2          Insurance. Each Party shall procure and maintain insurance, including product liability insurance, with respect to its activities hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Collaboration Product is being clinically tested in animals or commercially distributed or sold. Each Party represents and warrants to the other Party that it has such insurance in effect as of the Effective Date and if requested by the other Party will provide the other Party a copy of the certificate of insurance evidencing such insurance on or prior to the Effective Date. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under Article 12. Each Party shall provide the other with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

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12.	Indemnification

12.1          Indemnification by Celsee. Celsee hereby agrees to defend, hold harmless and indemnify (collectively, “Indemnify”) Zomedica and its Affiliates, and its and their directors, officers, employees, contractors and agents (collectively, the “Zomedica Indemnitees”) from and against any liability or expense (including reasonable legal expenses, costs of litigation and attorneys’ fees), damages, or judgments, whether for money or equitable relief (collectively, “Losses”) resulting from suits, proceedings, claims, actions, demands, or threatened claims, actions or demands, in each case brought by a Third Party (each, a “Third Party Claim”) against a Zomedica Indemnitee, including, for each of clauses (a), (b) and (c), below, bodily injury, risk of bodily injury, death (including death of a Companion Animal), property damage, and product liability Third Party Claims or the failure to comply with Law arising out of or relating to, directly or indirectly:

(a)                Celsee’s, its Affiliates or subcontractors’ (collectively, the “Celsee Parties”) activities, including Development activities, under the Development Plan and the manufacture, supply, transfer, labeling, handling or storage of the Collaboration Product;

(b)               the Celsee Parties’ negligence, recklessness, intentional misconduct or intentional acts or omissions; provided that the foregoing shall not apply to any action or omission undertaken at the direction or request of any Zomedica Indemnitee outside of the Development Plan; or

(c)                Celsee’s material breach of any duty, representation, warranty, obligation or covenant set out in this Agreement;

(d)               Celsee’s failure to supply Collaboration Product in accordance with forecasted volumes agreed to by the parties;

(e)                Celsee’s obligation to Indemnify the Zomedica Indemnitees pursuant to this Section 12.1 shall not apply to the extent that any such Losses (i) arise from the acts or omissions of any Zomedica Indemnitee; (ii) arise from any material breach by Zomedica of this Agreement; or (iii) arising out of Zomedica’s activities under the Development Plan.

12.2          Indemnification by Zomedica. Zomedica hereby agrees to Indemnify Celsee and its Affiliates, and its and their directors, officers, employees, contractors and agents (the “Celsee Indemnitees”) from and against any and all Losses resulting from Third Party Claims, including, for each of clauses (a), (b) and (c), below, bodily injury, risk of bodily injury, death, property damage, and product liability Third Party Claims or the failure to comply with Law arising out of or relating to, directly or indirectly:

(a)                Zomedica’s, its Affiliates’, sublicensees’, wholesalers’, distributors’ or sub-contractors’ (collectively, the “Zomedica Parties”) activities (including Development) under the Development Plan, use, Development, commercialization, transfer, labeling, handling or storage, promotion, marketing, distribution, offer for sale, sale, import or export of any Collaboration Product in the Territory;

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(b)               the Zomedica Parties’ negligence, recklessness, intentional misconduct or intentional acts or omissions; provided that the foregoing shall not apply to any action or omission undertaken at the direction or request of any Celsee Indemnitee outside of the Development Plan; or

(c)                Zomedica’s material breach of any duty, representation, warranty or covenant set out in this Agreement.

(d)               Zomedica’s obligation to Indemnify the Celsee Indemnitees pursuant to the foregoing sentence shall not apply to the extent that any such Losses (i) arise from the acts or omissions of any Celsee Indemnitee; (ii) arise from any material breach by Celsee of this Agreement; or (iii) arising out of Celsee’s activities under the Development Plan.

12.3          Claim for Indemnification. Whenever any Claim or Loss arises for which a Zomedica Indemnitee or a Celsee Indemnitee (the “Indemnified Party”) may seek indemnification under this Article 12 (Indemnification), the Indemnified Party will promptly notify the other Party (the “Indemnifying Party”) of the Claim or Loss and, when known, the facts constituting the basis for the Claim or Loss; provided, however, that the failure by an Indemnified Party to give such notice or to otherwise meet its obligations under this Section 12.3 (Claim for Indemnification) does not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure. The Indemnifying Party has exclusive control of the defense and settlement of all Claims for which it is responsible for indemnification and shall assume the defense thereof at its own expense promptly upon notice of such Claim or Loss. The Indemnified Party shall not settle or compromise any Claim by a Third Party for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, unless the Indemnifying Party is in breach of its obligation to defend hereunder. In no event can the Indemnifying Party settle any Claim without the prior written consent of the Indemnified Party if such settlement does not include a complete release from liability on such Claim or if such settlement would involve undertaking an obligation other than the payment of money, would bind or impair the Indemnified Party, or includes any admission of wrongdoing or that any intellectual property or proprietary right of the Indemnified Party is invalid or unenforceable. The Indemnified Party shall reasonably cooperate with the Indemnifying Party at the Indemnifying Party’s expense and shall make available to the Indemnifying Party reasonably requested information under the control of the Indemnified Party, which information is subject to Article 9 (Confidentiality). The Indemnifying Party shall permit the Indemnified Party to participate in (but not to control) the Third Party Claim through counsel of its choosing (to the extent it has the ability to do so). Notwithstanding any other provision of this subsection, if an Indemnified Party withholds consent to a bona fide settlement offer, where but for such action, the Indemnifying Party could have settled such Claim, the Indemnifying Party shall be required to indemnify the Indemnified Party only up to a maximum of the bona fide settlement offer for which the Indemnifying Party could have settled such Claim.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

12.4          Limitation of Indemnification. Celsee’s liability for indemnification pursuant to Section 12.1, and Zomedica’s liability for indemnification pursuant to Section 12.2 herein, shall be limited in total and in the aggregate to an amount equal to [*].

13.	Term and Termination

13.1          Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated in accordance with the terms hereof shall extend for seven (7) years (the “Initial Term”) and automatically renewal for additional one-year terms (such time period collectively referred to as the “Term”).

13.2          Termination by both Parties.

(a)                Either Party may terminate this Agreement upon written notice to the other Party:

(i)                 Material Breach. By the non-breaching party in the event of any material breach by a Party of this Agreement; provided that the non-breaching Party provides notice of such breach to the other Party specifying the nature of the alleged breach and such breach has not been cured by the breaching Party within thirty (30) days after such notice thereof; and/or

(ii)               Mutual Consent. By mutual written consent of the Parties.

13.3          Termination for Insolvency or Bankruptcy.

(a)                Insolvency Event; Definition. Either Party may terminate this Agreement in its entirety upon providing written notice to the other Party on or after the time that such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy or makes a voluntary assignment in bankruptcy, petitions, applies for or acquiesces to the appointment of any receiver, receiver and manager, interim receiver, trustee or similar officer or official to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of or other relief for financially distressed debtors, or becomes a party to any proceeding or action of the type described above and not dismissed within ninety (90) days of filing or released within ninety (90) days of the event(each, an “Insolvency Event”).

(b)               Bankruptcy Laws.

(i)                 All rights and licenses granted to Zomedica under or pursuant to this Agreement, including, for the avoidance of doubt, the licenses granted to Zomedica pursuant to this Agreement, are, and shall otherwise be deemed to be, for purposes of Section 32(6) of the Companies’ Creditors Arrangement Act (Canada) (“CCAA”), Section 65.11(7) of the Bankruptcy and Insolvency Act (Canada) (“BIA”) or for purposes of Section 365(n) of the U.S. Bankruptcy Code, if applicable, and other similar laws in any jurisdiction outside of Canada (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as contemplated under the Bankruptcy Laws including, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.

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(ii)               Upon the occurrence of any Insolvency Event with respect to Celsee (the “Insolvent Party”), Celsee agrees that Zomedica, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Laws.

(iii)             Further, it is the intention of the Parties that if either party becomes insolvent, the other party shall have an exclusive option, exercisable upon written notice to the other party, to negotiate a paid-up license to any intellectual property necessary to independently continue commercialization of the Collaboration Product(s), including the Celsee CTC Platform Technology and Celsee Immunochemistry Consumable Package(s) in the Zomedica Field.

(iv)             Further, each Party agrees and acknowledges that all payments hereunder, other than the milestone payments pursuant to Section 7.1 do not constitute “obligations owing under the agreement in relation to the use of the intellectual property” as contemplated by Section 32(6) of the CCAA or Section 65.11(7) of the BIA or 365 (n)(2)(B) of the US Bankruptcy Code or relate to licenses of intellectual property hereunder.

(v)               Each Party shall, during the term of this Agreement, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property.

(vi)             Each Party agrees and acknowledges that “intellectual property” as contemplated by the Bankruptcy Laws include laboratory notebooks, cell lines, product samples and inventory, research studies and data, regulatory approvals and regulatory materials in each case to the extent related to the Collaboration Products.

(vii)           It is the intention of the parties that if:

(A)             a case or proceeding is commenced during the Term by or against Celsee under the Bankruptcy Laws;

(B)              this Agreement is disclaimed as provided for under the Bankruptcy Laws; and

(C)              Zomedica elects to retain its rights hereunder as provided for under the Bankruptcy Laws or otherwise,

then Celsee (in any capacity) and its successors and assigns (including a receiver, interim receiver or trustee in bankruptcy and any assignee thereof of any right or power of attorney that Celsee may have or may exercise under, or in connection with, this Agreement), shall (i) provide to Zomedica immediately upon Zomedica’s written request copies of all such intellectual property (including embodiments thereof) held by Celsee and such successors and assigns, or otherwise available to them, and (ii) not interfere with Zomedica’s rights under this Agreement, or any related agreements between the Parties, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity.

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(viii)         Whenever Celsee or any of its successors or assigns provides to Zomedica any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 13.3, Zomedica shall have the right to perform Celsee’s obligations hereunder with respect to such intellectual property, but neither such provision nor such performance by Zomedica shall release Celsee from liability resulting from disclaimer of the license or the failure to perform such obligations.

(ix)             All rights, powers and remedies of Zomedica as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Laws) in the event of the commencement of a case or proceeding by or against Celsee under the Bankruptcy Laws.

(x)               In particular, it is the intention and understanding of the Parties that the rights granted to Zomedica under this Section 13.3 are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy.

(xi)             The Parties agree that they intend the following rights to extend to the maximum extent permitted by applicable Law, and to be enforceable under Section 32(6) of the CCAA and Section 65.11(7) of the BIA and the relevant provisions of the US Bankruptcy Code:

(A)             the right of access to any intellectual property (including embodiments thereof) of Celsee, or any Third Party with whom Celsee contracts to perform an obligation of Celsee under this Agreement, and, in the case of the Third Party, which is necessary for the exploitation of Collaboration Products;

(B)              the right to contract directly with any Third Party to complete the contracted work upon failure of Celsee to comply with its applicable obligations; and

(C)              in favor of Zomedica, the right to the benefit of the exercise of any power of attorney held by Celsee to grant to Zomedica the rights and licenses provided in this Agreement.

Further, it is the intention of the Parties that this Agreement, even if not disclaimed, be binding on any party that purchases the intellectual property licensed to Zomedica, or any power of attorney that permits such license to Zomedica, pursuant to any Bankruptcy

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

Laws, notwithstanding any approval and vesting order that may be issued in respect of such intellectual property or power and that Zomedica receive reasonable prior notice of any motion brought pursuant to any Bankruptcy Laws to approve such sale. For greater certainty, nothing herein shall be construed as a waiver of any right that Zomedica may have to object to such sale, including on the basis that such sale of intellectual property or power is contrary to the terms of this Agreement.

13.4          Effect of Termination or Expiration.

(a)                Prior to Clinical Validation. Prior to Clinical Validation, upon the effective date of termination or expiration of the Term, except as otherwise expressly provided herein, all rights and obligations of each Party with respect to the whole Agreement or to those Collaboration Products which are the subject of the termination shall cease, including all rights and licenses granted by a Party to the other Party with respect to same. Each Party shall return to the other their respective Confidential Information and Controlled Intellectual Property and Materials (provided that each Party may keep one copy of such Confidential Information for archival purposes only).

(b)               The Parties shall use Commercially Reasonable Efforts and cooperate to diligently wind down, according to good clinical and industry practice, any clinical trials that are ongoing for Collaboration Product(s) in the Territory at the time of notice of such termination and to assure a smooth termination transition with respect to the Collaboration Product trials being conducted by or on behalf of Zomedica (or its Affiliate or sublicensee) at the time of notice of termination which Zomedica determines to continue in compliance with the Laws and ethical guidelines applicable to the transfer or termination of such studies and commercial activities, if any, provided that nothing herein shall require Zomedica to undertake any new Development, manufacture or commercialization or other activities.

(c)                Upon termination of this Agreement, the parties shall pay each other the entire amount of any financial commitments incurred by a Party prior to termination even if those financial commitments come due after termination in accordance with the Development Plan Budget that exceed amounts paid by the owing party to the other party hereunder prior to such termination and cannot be canceled; except that the owing party shall only be responsible for paying [*]. Upon receipt of notice of termination, to the extent possible, the parties shall promptly terminate any outstanding commitments and avoid incurring any further costs under the Development Plan. No later than [*] after the effective date of termination or expiration of the Term, unless another period is agreed to in writing by the Parties, the Party may provide an invoice to the other Party in respect of the final payment due and payable. The owing Party shall pay all such amounts no later than [*] after receipt of such invoice. Notwithstanding the foregoing, it is understood that, in no event shall the funds payable exceed the maximum amount set forth in the Development Plan Budget or any supply order. In addition, within [*] after such effective date of termination each Party shall provide the other with a final accounting for all Development Plan Budget and supply orders. Should the final accounting indicate an amount is due to a Party, such final payment will be made in accordance with Section 7.1. If the final accounting indicates an overpayment the party which received the overpayment shall refund such overpayment to the other Party within [*] of the final accounting.

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

(d)               Accrued Rights. Expiration or termination of this Agreement (or any provision hereof) for any reason is without prejudice to any right that shall have accrued to the benefit of a Party prior to such expiration or termination, including damages arising from any breach under this Agreement. Expiration or termination of this Agreement does not relieve a Party from any obligation that is expressly indicated to survive such expiration or termination.

13.5          Non-Exclusive Distribution Rights for the Post-Term Period.

(a)                Notwithstanding anything to the contrary, in the event of any expiration or termination of this Agreement, other than termination by Celsee for Zomedica’s uncured material breach under Section 13(a)(i), termination by mutual agreement under 13(a)(ii) or termination prior to Clinical Validation under 13.4(a), and provided that Zomedica has made all required payments under Section 7.1 and has issued all stock to be issued under Section 7.2: (A) Zomedica may continue to distribute, market and promote sales of the CTC Consumable Package for use in the Zomedica Field in the Territory on a non-exclusive basis for a period of [*] from the effective date of such expiration or termination (the “Post Term Period”), and (B) Celsee will continue to supply the CTC Consumable Package products to Zomedica during the Post Term Period at the pricing set forth in this Agreement; in each case, subject to the terms and conditions of this Section 13.5. Notwithstanding the foregoing, if Zomedica fails to purchase CTC Consumable Package Products during the Post Term Period for [*], all licenses and rights to purchase CTC Consumable Package Products during the Post Term Period shall immediately terminate. Subject to the foregoing, all provisions of this Agreement will continue to apply during the Post Term Period, with the following exceptions:

(i)                 the license granted to Zomedica pursuant to Section 6.2 shall automatically convert to non-exclusive during the Post Term Period;

(ii)               Section 2.8 (“Exclusivity”) shall not apply during the Post Term Period;

(iii)             the rights granted to Zomedica pursuant to Section 4.2(a) (“Manufacturing and Product Supply”) shall automatically convert to non-exclusive during the Post Term Period;

(iv)             Section 13.3(b) (“Bankruptcy License Option”) shall not apply during the Post Term Period.

13.6          Survival. The following provisions shall survive termination or expiration of this Agreement: Sections 7, 8, , 9, 10, 11, 12, 13.4,, 14 and 15 and Section 1 to the extent necessary to give effect to the foregoing. In addition, except as provided in Section 13.5, all other provisions of this Agreement shall survive the expiration or termination of this Agreement until the end of the Post Term Period.

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14.	Dispute Resolution

14.1          Discussion by Senior Executives. If there is an unresolved matter, dispute or issue arising out of or relating to the existence, negotiation, validity, formation, interpretation, breach, performance or application of this Agreement (each, a “Dispute”) for which neither Party has the final decision making authority as expressly provided elsewhere in this Agreement, either Party will refer such Dispute to their respective Presidents (such persons, the “Senior Executives”), or their designee(s), in writing for further discussion and resolution. These individuals shall as soon as practicable meet and attempt in good faith to resolve the Dispute and reach agreement. These individuals may obtain the advice of other employees or consultants as they deem necessary or advisable in order to make the decision. If these individuals cannot reach agreement as to the Dispute within thirty (30) days of the Dispute being referred to them, then such Dispute will be resolved as set out in this Article 14.

14.2          Mediation and Arbitration. If the Senior Executives are not able to resolve such Dispute referred to them under Section 14.1 within thirty (30) days, the Parties shall first refer such Dispute to proceedings under the International Chamber of Commerce (“ICC”) Mediation Rules. If the dispute has not been settled pursuant to the said Rules within forty-five (45) days following the filing of a Request for Mediation or within such other period as the parties may agree in writing, such dispute shall thereafter be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules of Arbitration. Except to the extent necessary to confirm an award or as may be required by law, neither Party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both parties.

14.3          Patent Dispute Resolution. Any Dispute relating to the ownership, scope, validity, enforceability or infringement of any Patent Rights shall be submitted to a court of competent jurisdiction in which such Patent Rights exist.

14.4          Payment Dispute Resolution. Notwithstanding the provisions of Section 14.2, any dispute, controversy or claim relating to the calculation of Cost of Manufacture or a payment made pursuant to this Agreement shall be submitted for resolution to a member (the “Arbitrator”) of an accounting firm of national standing selected by both Parties (and which shall not be the auditor of either of the Parties) within thirty (30) days after notice of the dispute is received or deemed to be received by a Party. If the Parties cannot agree on an Arbitrator, the provisions of Section 14.2 shall apply. The Parties shall make submissions to the Arbitrator within ninety (90) days after the selection of the Arbitrator and the Arbitrator will select one Party’s submission. If the Parties cannot agree on a member of the accounting firm, the provisions of Section 14.2 shall apply. The decision of the Arbitrator in selecting on Party’s submission shall be final and binding on both Parties.

14.5          Waiver. EACH PARTY HERETO (1) WAIVES ITS RIGHT TO TRIAL UNDER ANY ISSUE BY JURY WITH RESPECT TO ANY DISPUTE BROUGHT UNDER THIS AGREEMENT, (2) WITH THE EXCEPTION OF RELIEF MANDATED BY STATUTE, ANY CLAIM TO PUNITIVE, EXEMPLARY, MULTIPLIED, INDIRECT, CONSEQUENTIAL OR LOST PROFITS/REVENUES DAMAGES, AND (3) ANY CLAIM FOR ATTORNEY FEES, COSTS AND PREJUDGMENT INTEREST.

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15.	Miscellaneous.

15.1          Affiliates and Designees. Each Party has the right to exercise their respective rights, perform their respective obligations and/or receive performance of the other Party’s obligations hereunder through their Affiliates or sublicensees.

15.2          Assignment.

(a)                Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred (whether by operation of Law, general succession or otherwise) by either Party without the prior written consent of the other Party, said consent not to be unreasonably withheld.

(b)               The above notwithstanding, either party may, without the other party’s consent, assign such rights: (i) to an Affiliate; (ii) in connection with the transfer or sale of all or substantially all of the business of such Party to which the Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise; and (iii) in connection with a Change of Control.

(c)                The rights and obligations of the parties under this Agreement shall be binding upon and enures to the benefit of the Parties and their respective successors and permitted assigns. The Parties shall promptly notify the other Party of any transfer under said Section 15.2 or any Change of Control.

15.3          Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument. Signature pages of this Agreement may be exchanged by facsimile or other electronic means without affecting the validity thereof.

15.4          No Contra Proferentem. This Agreement has been reviewed by each Party’s professional advisors, and revised during the course of negotiations between the Parties. Each Party acknowledges that this Agreement is the product of their joint efforts, that it expresses their agreement, and that, if there is any ambiguity in any of its provisions, no rule of interpretation favoring one Party over another based on authorship will apply.

15.5          Entire Agreement. This Agreement, including the attached Schedules constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior discussions, representations, agreements and understandings regarding the same.

15.6          Time is of the Essence. Time is of the essence in all respects of this Agreement.

15.7          Force Majeure. Neither Party is liable for a delay or failure in the performance of any of its obligations hereunder (other than the payment of money) if such delay or failure is due to causes beyond its reasonable control, including acts of God, fires, floods, earthquakes, labor strikes, acts of war, terrorism or civil unrest (“Force Majeure”); provided, however, that the affected Party notifies the other Party in writing within thirty (30) days of the Force Majeure event (and continues to provide monthly status updates to the other Party for the duration of the effect); further provided that the affected Party will use its reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and will continue performance with reasonable dispatch whenever such causes are removed.

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15.8          Further Assurances. Each Party agrees to do and perform all such further acts and things and will execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

15.9          Headings. Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

15.10      Notices. Any notice required or permitted to be given by this Agreement will be in writing, in English, and will be delivered by hand or overnight courier with tracking capabilities or transmitted by confirmed facsimile, charges (if any) prepaid and addressed as set forth below unless changed by notice so given:

If to CELSEE:	Celsee, Inc.
46701 Commerce Center Drive, Plymouth, MI 48170, USA
Attn: Kalyan Handique Title: President & COO
Facsimile:

If to Zomedica:	3928 Varsity Drive
Ann Arbor, MI 48108
USA
Attn: Jerry Solensky
Title: Chief Executive Officer

Facsimile: (734) 436-8680 E-mail: jsolensky@zomedica.com

Any such notice will be deemed given or made and received on the date delivered provided that if that day is not a Business Day then the notice will be deemed to have been given or made and received on the next Business Day. A Party may add, delete (so long as at least one person is remaining), or change the person or address to which notices should be sent at any time upon written notice delivered to the other Party in accordance with this Section 15.10 (Notices).

15.11      Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute Zomedica and Celsee as partners, agents or joint venturers. Neither Party has any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

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15.12      Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof. The Parties will negotiate in good faith to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.13      Third Party Beneficiaries. Except as expressly provided with respect to Celsee Indemnitees or Zomedica Indemnitees in Article 12 (Indemnification) (for whom Celsee and Zomedica, respectively, hold such rights in trust), there are no third-party beneficiaries intended hereunder and no Third Party will have any right or obligation hereunder.

15.14      Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder is not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof is not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any other occasion. No waiver, modification, release or amendment of any right or obligation under or provision of this Agreement will be valid or effective unless in writing and signed by all Parties hereto.

15.15      Vienna Convention. The United Nations Convention on Contracts for the International Sale of Goods (also called the Vienna Convention) will not be applicable to this Agreement or the transactions contemplated by this Agreement.

15.16      Governing Law. This Agreement and any dispute hereunder will be governed by the laws of the state of Delaware and the federal laws of the United States of America applicable therein. Subject to the provisions of Section 14, the Parties attorn to the non-exclusive jurisdiction of the courts of Michigan.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the Parties have executed this Agreement by proper persons thereunto duly authorized as of the Effective Date set forth above.

CELSEE, Inc.		Zomedica Pharmaceuticals Corp.

By:	/s/ Kaylan Handique	By:	/s/ Gerald Solensky Jr.
Title:	President	Title:	Chairman and CEO
Date:	December 20, 2017	Date:	December 20, 2017

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

SCHEDULE A

COLLABORATION PRODUCT DEVELOPMENT PLAN

[*]

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

SCHEDULE B

CELSEE PATENT RIGHTS

[*]

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SCHEDULE C

COMPLIANCE SCHEDULE AND CODE OF CONDUCT

Compliance with Laws including FCPA/CFPOA and HIPAA/PIPEDA

1.1.	Each Party acknowledges that the other Party aims to perform its activities, and to have parties who enter into business arrangements with them to perform their activities under such arrangements, in accordance with the highest ethical standards and best industry practices, including without limitation any voluntary codes of practice applicable in the industry for the research. Each Party agrees to use commercially reasonable efforts to help ensure that the other Party does not fail to meet such aim with respect to activities hereunder through any violation of the Canadian Corruption of Foreign Public Officials Act (the “CFPOA”) or the U.S. Foreign Corrupt Practices Act (the “FCPA”), as applicable.

1.2.	Each Party shall comply with all applicable Laws concerning its efforts in any country or jurisdiction where it is providing work hereunder or otherwise applying to any of its activities under this Agreement. Neither party shall perform any actions that are prohibited by local and other anti-corruption laws, including the CFPOA or the FCPA (collectively “Anti-Corruption Laws”) that may be applicable to one or both parties to the Agreement. Without limiting the foregoing, neither party shall make any payments, or offer or transfer anything of value, to any government official or government employee, to any political party official or candidate for political office or to any other third party related to the transaction in a manner that would violate Anti-Corruption Laws.

1.3.	Health Care Professionals Engaged on Behalf of Each Party. “Health Care Professional” or "HCP" is defined as (i) any person who is licensed by a province or state to provide health care services directly or indirectly to patients, such as a physician, a nurse, a technician, a psychologist, or a lab specialist and/or (ii) any person or organization to whom Zomedica markets its products and services that is in a position to influence the selection of the products furnished or purchased, including but not limited to hospitals and health systems, administrators, procurement personnel, group purchasing organizations, pharmacy benefit managers, and business people. In the case of use of animals, Health Care Professional includes and Veterinarian assistants and technicians.

1.4.	Compliance Obligations Related to Engagement of Health Care Professionals. If applicable, the Parties shall, with respect to each HCP engaged under this Agreement or the Development Plan:

a.  ensure that the HCP’s services are provided in compliance with all applicable laws and regulations, including but not limited to: Laws pertaining to the promotion of products regulated by (i) the Health Canada or the United States Food and Drug Administration (FDA), (ii) the Canadian Competition Bureau or the U.S. Federal Trade Commission, and (iii) other state, provincial or federal regulatory agencies; laws, regulations and guidance pertaining to federal, provincial and state anti-kickback and submission of false claims to governmental or private health care payors, or (iv) applicable analogous or corresponding laws of the applicable jurisdiction (collectively, “Health Care Compliance” or “HCC”); provincial, state and federal laws and regulations relating to the protection of individual and patient privacy; and any other laws and regulations applicable to such services;

b.  ensure that HCP’s services are provided in compliance with each Party’s written policies and procedures of which the other Party is provided notice, including, but not limited to, applicable policies and procedures related to the U.S. FDA and Health Care Compliance, Health Canada, the Canadian Food and Drugs Act and Regulations, the Canadian Personal Information Protection and Electronic Documents Act (“PIPEDA”), substantially similar provincial legislation and the protection of individual and patient privacy;

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c. ensure that each HCP is:

(i)  not excluded from a U.S. Federal health care program as outlined in Sections 1128 and 1156 of the Social Security Act (see the Office of Inspector General of the Department of Health and Human Services List of Excluded Individuals/Entities at http://www.oig.hhs.gov/FRAUD/exclusions/listofexcluded.html) or any Canadian health care or animal care programs;

(ii)  not debarred by the U.S. FDA under 21 U.S.C. 335a (see the FDA Office of Regulatory Affairs Debarment List at http://www.fda.gov/ora/compliance_ref/debar/);

(iii)  not otherwise excluded from contracting with the U.S. federal government (see the Excluded Parties Listing System at http://epls.arnet.gov) to the extent that foreign entities are not restricted from contracting with the U.S. federal government or the Canadian federal or provincial governments; and

(iv) for HCPs (including veterinarians) who are health care practitioners, duly licensed in the state or province where he or she is currently practicing and not on probation and have never been on probation with the agency or board or college responsible for his or her licensure;

d.  ensure that each HCP is qualified and authorized to perform the services as may be agreed to by Celsee and Zomedica in the Development Plan, or required by Law or any applicable authority, including, but not limited to, any required ethics or other authorizations from federal, state, provincial or local government agencies for HCPs who are employees of such agencies.  Also, Each Party shall ensure that each HCP is not limited in providing these services by any obligation to third parties; and

e.  compensate each HCP the fair market value for his/her services, based on the services provided, and in a manner that does not take into account the volume or value of any prescriptions, referrals or business generated among the parties.

1.5	Promotion of Zomedica’s products. Celsee shall not make any representation relating to Zomedica’s products or to Zomedica’s clinical (animal) outcomes, unless such representations have been reviewed and approved in advance by Zomedica. Celsee further agrees that, in the event that Celsee fails to observe any limitations imposed by the Zomedica on such product representations or representations concerning clinical outcomes, Zomedica shall have the right to immediately terminate this Agreement.

1.6	Protected Health Information under the Canadian PIPEDA, substantially similar provincial legislation such as the Ontario Personal Health Information Protection Act, 2004 and the U.S. HIPAA. If applicable, in the event that the Development Plan requires the use or disclosure of Personal Health Information or Protected Health Information (as defined under PIPEDA, substantially similar provincial legislation or the U.S. HIPAA Privacy Requirements or analogous legislation of the applicable jurisdiction) by HCPs, each Party shall ensure that the program complies with any applicable privacy laws, including as applicable the PIPEDA (and substantially similar provincial legislation, such as the Ontario Personal Health Information Protection Act, 2004) and HIPAA Privacy Requirements that apply to such Personal Health Information or Protected Health Information. The “HIPAA Privacy Requirements” refer collectively to the applicable provisions of the Administrative Simplification section of HIPAA - the Health Insurance Portability and Accountability Act of 1996, (as codified at 42 U.S.C. § 1320d - d-8) and any regulations promulgated there under, including without limitation, the federal privacy regulations (45 CFR Parts 160 and 164) and the federal security standards (45 CFR Part 142).

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1.7	Consent to Use and Disclose Information. If applicable, in the event that the Development Plan requires direct interactions with patients, consumers or caregivers, each Party shall obtain written consent from any such person providing each Party the right to use and disclose the information collected from such persons, as set forth in the Development Plan. To the extent that the Development Plan or activities requires testing or application to animals, then the Parties shall comply with the applicable Laws and highest ethical standards governing animal testing and welfare, such as in the United States, the Animal Welfare Act of 1966 (“AWA”), and the Animal Welfare Regulations and provide for an Institutional Animal Care and Use Committee (“IACUC”).

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

SCHEDULE D

CUSTOMER SERVICE REQUIREMENTS

[*]

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[*Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.]

SCHEDULE E

QUALITY CONTROL

[*]

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Schedule F – Private Placement and Registration Rights Rider

(a)                   In connection with the issuance of Zomedica shares to Celsee, Celsee makes the following representations and warranties to Zomedica set forth in subsection (b) below, and Zomedica makes the following covenants to Celsee, set forth in subsections (c) – (r) below.

(b)                   Celsee hereby represents and warrants to Zomedica as follows:

(i)                 On the date hereof and on each date on which it receives Zomedica common shares hereunder (collectively, the “Securities”), Celsee is and will be an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Celsee maintains its principal executive office at the location specified in the introductory paragraph of this Agreement.

(ii)               The Securities to be received by Celsee hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and Celsee has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to Celsee’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Celsee to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchanger Act”), or an entity engaged in a business that would require it to be so registered.

(iii)             Celsee acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(iv)             Celsee has had an opportunity to receive all information related to Zomedica requested by it and to ask questions of and receive answers from Zomedica regarding Zomedica, its business and the terms and conditions of the Securities. Celsee acknowledges that it has had access to Zomedica’s filings with the Commission as well as filings made by Zomedica with applicable Canadian securities regulators.

(v)               Celsee understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from Zomedica in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

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(vi)             Celsee did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

(vii)           Celsee acknowledges and understands that because Zomedica was previously a “shell company” as defined in Rule 405 under the Securities Act, the provisions of Rule 144(i) under the Securities Act will apply with respect to any resale of the Securities pursuant to such Rule 144.

(viii)         Celsee acknowledges and understands that certificates evidencing the Securities will bear the following or any similar legend:

“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities are sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

(c)    Following the issuance of any Securities to Celsee under the Agreement, Zomedica shall use its commercially reasonable efforts to register such Securities for resale or other disposition by Celsee within 90 days of the date of such receipt. Zomedica shall notify Celsee promptly upon effecting such registration. Subject to any permitted “Black-Out Periods” (as described below), Zomedica shall use its commercially reasonable efforts to maintain the effectiveness of any such registration until the earlier of (i) the date on which all of the Securities so registered have been sold by Celsee or its transferees or (ii) the date on which such Securities may be sold under Rule 144 (the period of such registration being referred to herein as the “Registration Period”). Subject to any comments from the Staff of the Commission, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A;

(d)   Zomedica shall have the right to suspend its obligation to register the Securities as provided in clause (c) above or to maintain the registration of such Securities during the Registration Period and the use of any prospectus during the Registration Period as follows: (i) for a period commencing on December 15 of any calendar year until such time as either (A) a post-effective amendment to any registration statement on Form S-1 registering the Securities containing audited financial statements for the year then ended is declared effective by the Commission or (B) Zomedica files its Annual Report on Form 10-K in the case of any registration statement on Form S-3 registering the Securities, (ii) for such period of time as determined by Zomedica in the good faith exercise of its business judgment if Zomedica furnishes to Celsee a certificate signed by Zomedica’s chief executive officer or chief financial officer stating that in his or her good faith judgment it would be materially detrimental to Zomedica and its shareholders for such registration statement to either become effective or remain effective because such action would (A) materially delay, hinder or otherwise interfere with a material acquisition, corporate reorganization, collaboration, joint venture or other similar transaction involving Zomedica; (B) require the disclosure of material non-public information that Zomedica has a bona fide business purpose for preserving as confidential; (C) render Zomedica unable to comply with requirements under the Securities Act or Exchange Act, then Zomedica shall have the right to defer taking action with respect to such filing; or (D) interfere in any material respect with a proposed capital raise by Zomedica; or (iii) for such period of time as determined by Zomedica to amend or supplement the registration statement or prospectus covering such Securities so that registration statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading. Each of such periods is referred to herein as a “Black-Out Period.” Except for any Black-Out Period arising pursuant to clause (i) above, no Black-Out Period shall continue for more than 60 days and the total Black-Out Periods in any 12-month period shall not exceed a total of 120 days. During any Black-Out Period (other than a Black-Out Period covered by clause (ii)(D) above), Zomedica shall not effect the registration of securities for its own account or the account of another selling shareholder. Zomedica shall promptly (i) notify Celsee in writing of the commencement of a Black-Out Period, but shall not (without the prior written consent of Celsee) disclose to Celsee any material non-public information giving rise to a Black-Out Period, (ii) advise Celsee in writing to cease all sales of the Securities under the related registration statement and prospectus until the end of the Black-Out Period and (iii) use its commercially reasonable efforts to terminate a Black-Out Period as promptly as practicable.

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(e)    Except during a Black-Out Period, Zomedica shall promptly notify Celsee, at any time prior to the end of the Registration Period, upon discovery that, or upon the happening of any event as a result of which, the registration statement or prospectus covering the Securities includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading, and promptly (but in any event within thirty (30) days) prepare, file with the Commission and furnish to Celsee (including delivery pursuant to Rule 172 under the Securities Act) a supplement to or an amendment of such registration statement or prospectus as may be necessary to correct such misstatement or omission.

(f)    Celsee shall furnish in writing to Zomedica the information set forth in the selling shareholder’s questionnaire attached hereto as Exhibit B to effect the registration of such Securities and shall execute such documents in connection with such registration as Zomedica may reasonably request. Celsee shall provide such information to Zomedica at least two (2) business days prior to the first anticipated filing date of the related registration statement. In the event that Celsee fails to provide a completed questionnaire on a timely basis and such failure continues for a period of five (5) business days after Zomedica provides Celsee with written notice of such failure, Zomedica’ s obligation to register such Securities shall terminate with respect to such Securities.

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(g)   Celsee agrees to cooperate with Zomedica as reasonably requested by Zomedica in connection with the preparation and filing of a registration statement hereunder, unless Celsee has notified Zomedica in writing of its election to exclude its Securities from such registration statement

(h)   Celsee agrees that, upon receipt of any notice from Zomedica (i) during any permitted Black-Out Period or (ii) the happening of an event pursuant to clause (e) above, Celsee will immediately discontinue disposition of Securities pursuant to the registration statement covering such Securities, until such permitted Black-Out Period has ended or Celsee is advised by Zomedica that such dispositions may again be made.

(i)     If at any time following the date of this Agreement that any Securities are not eligible for sale under Rule 144 (i) there is not one or more effective registration statements covering the Securities and (ii) Zomedica proposes for any reason to register any Common Shares under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Shares by Zomedica for its own account or for the account of any of its shareholders, it shall at each such time promptly give written notice to Celsee of its intention to do so (but in no event less than twenty (20) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the Securities Act (if the registration is a shelf registration) and pari passu with the terms of any registration rights granted to other shareholders, include in such registration all Securities with respect to which Celsee requests in writing be included therein within ten (10) days after receipt of Zomedica’s notice. Such notice shall offer Celsee the opportunity to register such number of Securities as Celsee may request and shall indicate the intended method of distribution of securities covered by such registration statement.

(j)     Notwithstanding the foregoing, (i) if Celsee has exercised its option to include some or all of its Securities in an offering under (i) above, and such registration involves an underwritten public offering, (A) Celsee must sell its Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering and subject to Celsee entering into customary underwriting documentation for selling shareholders in an underwritten public offering, and (B) Celsee’s right to include Securities in such registration shall be subject to cut-back (pro rata with any other selling shareholders seeking to include their securities in such registration) in the event that the managing underwriter of such offering determines that the inclusion of all or some of such Securities would be impracticable or inadvisable, and (ii) if, at any time after giving written notice of its intention to register any Securities pursuant to clause (i) above and prior to the effective date of the registration statement filed in connection with such registration, Zomedica shall determine for any reason not to cause such registration statement to become effective under the Securities Act, Zomedica shall deliver written notice to Celsee and, thereupon, shall be relieved of its obligation to register any Securities in connection with such registration.

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(k)   In connection with the registration of Securities hereunder, Zomedica shall:

(i)                 Except during any Black-Out Period, prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

a)

(ii)               make available to Celsee an electronic copy of the preliminary and final prospectus in accordance with Rule 173, or in the alternative, furnish such numbers of hard copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as Celsee may reasonably request in order to facilitate their disposition of their Securities

(iii)             promptly notify Celsee of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(iv)             use its commercially reasonable efforts to cause all such Securities covered by such registration statement to be listed on each securities exchange and trading system (if any) on which similar securities issued by Zomedica are then listed;

(v)               provide a transfer agent and registrar for all Securities registered pursuant to this Agreement and provide a CUSIP number for all such Securities, in each case not later than the effective date of such registration;

(vi)             notify Celsee promptly after Zomedica receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

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(vii)           after such registration statement becomes effective, notify Celsee of any request by the Commission that Zomedica amend or supplement such registration statement or prospectus; and,

(viii)         in connection with any sale or other disposition of Securities pursuant to Rule 144, cooperate with Celsee to effect the removal of any restrictive legend in connection with such sale or other disposition and, in connection therewith, cause its counsel to provide to the transfer agent for the Securities a customary opinion of counsel that such legend may be removed in connection with such sale or other disposition provided Celsee has provided to Zomedica such documentation, including a customary broker’s letter, as Zomedica’s counsel may reasonably request in connection with such opinion.

(l)     Zomedica will pay all of its expenses associated with effecting the registration of the Securities or removal of any Rule 144 legend, including filing and printing fees, Zomedica’s counsel and accounting fees and expenses, costs associated with clearing the Securities for sale under applicable state securities laws and listing and transfer agent fees. Celsee shall be responsible for its own fees and expenses in connection with any such registration, including its counsel and accounting fees, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Securities being sold.

(m) To the extent permitted by law, Zomedica will indemnify and hold harmless Celsee and its officers and directors and each person, if any, who controls Celsee within the meaning of the Securities Act (collectively, “Celsee Indemnified Parties”), against any Damages (defined below), and Zomedica will promptly reimburse such Celsee Indemnified Parties for all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel) in connection with investigating or defending any claim or proceeding for Damages as such costs and expenses are incurred; provided, however, that the indemnity agreement contained in this subsection (m) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Zomedica, which consent shall not be unreasonably withheld, nor shall Zomedica be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Celsee expressly for use in connection with such registration.

(n)   To the extent permitted by law, Celsee will indemnify and hold harmless Zomedica, and each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls Zomedica within the meaning of the Securities Act (collectively, “Zomedica Indemnified Party”) against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Celsee expressly for use in connection with such registration; and Celsee will promptly reimburse such Zomedica Indemnified Parties for all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel) in connection with investigating or defending any claim or proceeding for Damages as such costs and expenses are incurred; provided, however, that the indemnity agreement contained in this subsection (n) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Celsee, which consent shall not be unreasonably withheld; and provided, further, that in no event shall the aggregate amounts payable by Celsee by way of indemnity or contribution under this subsection (m) exceed the gross proceeds received by Celsee from the sale of Securities pursuant to such registration.

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(o)   As used herein, the term “Damages” shall mean any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or amendment or supplement thereto; or (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, except in the case of a registration statement, in light of the circumstances under which they were made not misleading.

(p)   Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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(q)   To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Agreement but it is judicially determined that such indemnification may not be enforced in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Agreement, then, and in each such case, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall Celsee’s liability pursuant to this section (q), when combined with the amounts paid or payable by Celsee pursuant to section (n), exceed the gross proceeds received by Celsee from the sale of Securities pursuant to such registration.

(r)     Celsee’s registration rights as contained herein are personal to Celsee and may not be assigned or otherwise transferred by Celsee, whether in connection with the sale or other disposition of Securities or otherwise. Any purported assignment or other transfer shall be null and void ab initio.

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Exhibit A

Plan of Distribution

The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling common shares or interests in common shares received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their common shares or interests in common shares on any stock exchange, market or trading facility on which the common shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of common shares or interests therein:

b)	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

c)	block trades in which the broker-dealer will attempt to sell the common shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

d)	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

e)	an exchange distribution in accordance with the rules of the applicable exchange;

f)	privately negotiated transactions;

g)	short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

h)	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

i)	broker-dealers may agree with the selling shareholders to sell a specified number of common shares at a stipulated price per share;

j)	a combination of any such methods of sale; and

k)	any other method permitted by applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the common shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

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In connection with the sale of our common shares or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common shares in the course of hedging the positions they assume. The selling shareholders may also sell common shares short and deliver these common shares to close out their short positions, or loan or pledge the common shares to broker-dealers that in turn may sell these common shares. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of common shares offered by this prospectus, which common shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the common shares offered by them will be the purchase price of the common shares less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common shares to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the common shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the common shares or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the common shares may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the common shares to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

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We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of common shares in the market and to the activities of the selling shareholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the common shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities under the Securities Act relating to the registration of the common shares offered by this prospectus.

We have agreed with the selling shareholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (i) the date on which all of the common shares have been sold by the selling shareholders or (ii) the date on which the common shares may be sold under Rule 144.

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Exhibit B to Schedule F

Zomedica Pharmaceuticals Corp.

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of common shares, without par value (“Common Shares”), of Zomedica Pharmaceuticals Corp. (the “Company”) understands that, pursuant to the License Agreement, dated [DATE], it will be named as a selling shareholder in the prospectus that forms a part of the Company's Registration Statement on Form S-1 (the “Registration Statement”). The Registration Statement registers for resale under the Securities Act of 1933, as amended (the “Securities Act”), the Common Shares the undersigned beneficially owns that are disclosed in response to Question 5(b) of this Questionnaire (the “Registrable Securities”). The Company will use the information that the undersigned provides in this Questionnaire to ensure the accuracy of the Registration Statement and the prospectus.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, it is giving written notice to the Company of its desire to have the Common Shares disclosed in response to Question 5(b) of this Questionnaire included in the Registration Statement.

Please answer every question.

If the answer to any question is “none” or “not applicable,” please so state.

1.                  Name. Type or print the full legal name of the selling shareholder.

2.                  Contact Information. Provide the address, telephone number, fax number and email address of the selling shareholder.

Address:

Phone:
Fax:
Email:

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3.                  Relationship with the Company. Describe the nature of any position, office or other material relationship the selling shareholder has had with the Company during the past three years.

4.                  Organizational Structure. Please indicate or (if applicable) describe how the selling shareholder is organized.

Is the selling shareholder a natural person? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

Is the selling shareholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

Is the selling shareholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

Is the selling shareholder a registered investment company under the Investment Company Act of 1940? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

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If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling shareholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a)                Legal Description of Entity:

(b)               Name of Entit(ies)/(y) Managing Such Entity (if any):

(c)                Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

(d)               Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

5.                  Ownership of the Company’s Securities. This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of Common Shares (including any Common Shares issuable upon exercise of warrants or other convertible securities) that the selling shareholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such Common Shares that the selling shareholder wishes to have registered for resale in the Registration Statement:

(a)                Number of Common Shares and other equity securities owned:

(b)               Number of Common Shares owned to be registered for resale in the Registration Statement:

6.                  Acquisition of Common Shares. If the selling shareholder did not acquire the Common Shares to be sold directly from the Company please describe below the manner in which the Common Shares were acquired including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the “Acquisition Documents”) and please forward such documents as provided below.

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7.                  Broker-Dealer Status.

(a)

Is the selling shareholder a broker-dealer?	___ Yes	___ No

(b)

If the answer to Section 7(a) is “yes,” did the selling shareholder receive the Registrable Securities as compensation for investment banking services to the Company?

Note: If the answer to 7(b) is “no,” SEC guidance has indicated that the selling shareholder should be identified as an underwriter in the Registration Statement.

___ Yes	___ No

(c)

Is the selling shareholder an affiliate of a broker-dealer?	___ Yes	___ No

(d)

If the selling shareholder is an affiliate of a broker-dealer, does the selling shareholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling shareholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note: If the answer to 7(d) is “no,” SEC guidance has indicated that the selling shareholder should be identified as an underwriter in the Registration Statement.

___ Yes	___ No

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8.                  Plan of Distribution. The undersigned has reviewed the proposed “Plan of Distribution” section in the Registration Statement and agrees that the statements contained therein reflect its intended method(s) of distribution. The undersigned agrees that it will only sell the Registrable Securities pursuant to the Registration Statement in accordance with such “Plan of Distribution.”

9.                  Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling shareholder is named as an adverse party?

___ Yes	___ No

State any exceptions here:

10.              Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC’s Compliance and Disclosure Interpretation 239.10 regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling shareholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling shareholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

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By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company and its counsel in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[Signature Page Immediately Follows]

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ___________________	Beneficial Owner: ___________________________ By:___________________________ [Name:] [Title:]

AS SOON AS POSSIBLE, PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

John D. Hogoboom
Lowenstein Sandler LLP
One Lowenstein Drive
Roseland, NJ 07068
Fax: (973) 597-2383
Email: jhogoboom@lowenstein.com

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APPENDIX A

Definition of “Beneficial Ownership”

1.       A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.       Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.       Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

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